As filed with the Securities and Exchange Commission on April 29, 2022

Registration No.	33-73734

811-08264

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 47

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 47

TRANSAMERICA VARIABLE FUNDS

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

440 Mamaroneck Avenue

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (914) 627-3000

Brian Stallworth, Esquire

Transamerica Financial Life Insurance Company

c/o Office of the General Counsel

440 Mamaroneck Avenue

Harrison, NY 10528

Brian Stallworth, Esquire

Transamerica Retirement Solutions

1801 California St., Suite 5200

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

          immediately upon filing pursuant to paragraph (b)

    X     on (May 1, 2022) pursuant to paragraph (b)

          60 days after filing pursuant to paragraph (a)(1)

         on (April 4, 2022) pursuant to paragraph (a)(1)

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

TRANSAMERICA VARIABLE FUNDS

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

GROUP VARIABLE ANNUITY CONTRACTS Sections

401(a), 401(k), 403(b), 408(IRA), 457 and NQDC

Issued By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (“TFLIC”)

440 Mamaroneck Avenue, Harrison, New York 10528; (800) 755-5801

May 1, 2022

This prospectus describes group variable annuity contracts (“Contracts”) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts. It includes the contract’s features, benefits, and risks. The Contract is issued by Transamerica Financial Life Insurance Company.

Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (“purchase payments”) to one of two segregated investment accounts of TFLIC: the Transamerica Variable Funds and the Transamerica Asset Allocation Variable Funds.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CONTRACTS IN ANY JURISDICTION IN WHICH SUCH MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

Neither the Securities and Exchange Commission, U.S. Commodity Futures Trading Commission, nor any State Securities Commission has approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Participants may allocate purchase payments directed to the Transamerica Asset Allocation Variable Funds Account to subaccounts that invest in combinations of subaccounts of the Transamerica Variable Funds Account. Currently, three subaccounts are available: Transamerica Asset Allocation — Short Horizon Subaccount, the Transamerica Asset Allocation — Intermediate Horizon Subaccount, and the Transamerica Asset Allocation — Intermediate/Long Horizon Subaccount.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following is a glossary of key terms used in this Prospectus.

Accumulation Account: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

Accumulation Period: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date, or earlier termination of his/her Accumulation Account.

Annuity Purchase Date: the date a Participant elects to purchase a Fixed Annuity.

Asset Allocation Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Asset Allocation Variable Funds and to which Purchase Payments may be allocated.

Asset Allocation Funds Subaccounts: those Subaccounts of the Asset Allocation Funds Account that are made available under the Contract

Code: the Internal Revenue Code of 1986, as amended.

Contract holder: the individual employer, trust or association to which an annuity contract has been issued.

Contracts: the group variable annuity contracts offered by TFLIC to Contractholders, as described in this Prospectus.

Fixed Annuity: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

Participant: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

Plan: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.

Purchase Payment: the amount contributed and remitted to TFLIC on behalf of a Participant.

Portfolio Company(ies) / Investment Option(s): collectively or individually, the Transamerica Funds and Calvert Series in which the Subaccounts invest. Also referred to as an Underlying Investment(s)

Subaccount: A subdivision of the separate account that invests exclusively in shares of one portfolio company/investment option.

TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of TFLIC.

TCI: Transamerica Capital, Inc, the principal underwriter, a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and an affiliate of TFLIC.

Transamerica Funds: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

Unit: the measure by which the value of an investor’s interest in each Subaccount is determined.

Valuation Date: each day that the New York Stock Exchange is open for trading.ó

Valuation Period: the period between the ending of two successive Valuation Dates.

Variable Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Variable Funds and to which Purchase Payments may be allocated.

Variable Funds Subaccounts: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES		Location in Prospectus
Charges for Early Withdrawals	No fee is charged by the contract for redemption.

Transaction Charges	None			Transfers
Ongoing Fees and Expenses (annual charges)	Transamerica Variable Funds: The table below describes the fees and expenses that you may pay each year, for your contract depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Annuity Contract Fee Tables And Expense Examples
	Annual Fee	Minimum	Maximum
	Base Contract	1.10%	1.25%
	Annual Contract Fee [1]	None	$50
	Investment options[2] (portfolio company fees and expenses)	0.30%	0.96%	Annual Contract Charges
	Optional Benefit Expenses	None

[2]

To help you understand the cost of owning your Transamerica Variable Funds contract, the following table shows the lowest and highest cost you could pay each year. This estimate assumes that you do not take withdrawals from the contract .

	Lowest Annual Cost Estimate: $1,577	Highest Annual Cost Estimate: $2,241		Annuity Contract Fee Tables And Expense Examples: Transamerica Variable Funds
	Assumes: ● Investment of $100,000 ● 5% annual return ● Least expensive fund fees and expenses ● No optional benefits ● No sales charges ● No additional purchase payments, transfers or withdrawals	Assumes: ● Investment of $100,000 ● 5% annual return ● Most expensive fund fees and expenses ● No optional benefits ● No sales charges ● No additional purchase payments, transfers or withdrawals

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Ongoing Fees and Expenses (annual charges

Transamerica Asset Allocation Variable Funds: The table below describes the fees and expenses that you may pay each year, for your contract depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annuity Contract Fee Tables And Expense Examples
	Annual Fee	Minimum	Maximum
	Management Fees [1]	0.20%	0.20%
	Acquired Fund Fees and Expenses[2]	1.58%	1.93%
	Optional Benefit Expenses	None		Annual Contract Charges
1As a percentage of average net assets).

	Lowest Annual Cost Estimate: $1,960	Highest Annual Cost Estimate: $2,110
	Assumes: ● Investment of $100,000 ● 5% annual return ● Least expensive fund fees and expenses ● No optional benefits ● No sales charges ● No additional purchase payments, transfers or withdrawals	Assumes: ● Investment of $100,000 ● 5% annual return ● Most expensive fund fees and expenses ● No optional benefits ● No sales charges ● No additional purchase payments, transfers or withdrawals		Annuity Contract Fee Tables And Expense Examples: Transamerica Asset Allocation Variable Funds
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Contract is designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Principal Risks of Investing in the Contract Federal IncomeTaxStatus
Risks Associated with Investment Choices

●   An investment in the Contract is subject to the risk of poor investment performance. The investment performance of your Contract can vary depending on the performance of the subaccounts options that you choose.

●   Each subaccount has its own unique risks.

You should review the subaccounts carefully before making an investment decision.

Prospectus of each Portfolio Company/ Investment Option Appendix- PortfolioCompanies/Investment Options available under Your Contract
Insurance Company Risks

●   An investment in the Contract is subject to the risks related to Transamerica Financial Life Insurance Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-paying ability.

●   More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting trsretire.com or calling toll-free (800) 755-5801.

Principal Risks of Investing in the Contract

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RESTRICTIONS		Location in Prospectus
Investments	We reserve the right to remove or substitute the Portfolio Companies/ Investment Options that are available as Investment Options under the Contract.	Rights Reserved by TFLIC
Optional Benefits	Not available
TAXES		Location in Prospectus

●   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

●   If you purchased the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

●   Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Status
CONFLICT OF INTEREST		Location in Prospectus
Investment Professional Compensation	Some investment professionals may receive compensation for selling the Contract to investors in the form of commissions and other incentives. This conflict of interest may influence your investment professional to recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.	Federal Income Tax Status

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OVERVIEW OF THE CONTRACT

Purpose

The Group Variable Annuity Contracts (the “Contracts”) are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation (“NQDC”) Contracts.

Phases of the Contract

The contract, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the contract. The income phase occurs when you annuitize the Contract and begin receiving regular annuity payments from your Contract. The money you accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

Accumulation Phase. With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. A list of portfolios in which you can invest is provided in the back of this Prospectus. See Appendix: Portfolio Companies/ Investment Options Available Under the Contract. Each portfolio has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history.

Annuity (Income) Phase. Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. If a fixed annuity is chosen, the Participant will receive a stream of income payments.

Contract Features

Accessing Your Money. Subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge.

Death Benefit. If a Participant dies before the Annuity Purchase Date , subject to the terms of any underlying Plan, the Accumulation Account value will be paid to his/her beneficiary.

Loan Provisions. None

Optional Benefits. None

Tax Treatment. You can transfer money between investment choices without tax implications and earnings (if any) on your investments are generally tax-deferred. You are taxed only if you make a surrender or withdrawal

Withdrawal Options. Participant may, at any time during his/her Accumulation Period and prior to his/her death, redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. A withdrawal will generally have federal income tax consequences which may include penalties. Other significant withdrawal restrictions may be imposed by Federal Tax Code.

ANNUITY CONTRACT FEE TABLES AND EXPENSE EXAMPLES

Summary of Contract Expenses

Fee Tables

The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Asset Allocation Funds Account. State premium taxes may be deducted upon the purchase of a Fixed

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Annuity under the Contract.

Transaction Expenses:

Sales Load On Purchase Payments	0%

Maximum Surrender Charge (as a % of premium payments surrendered)	0%

Exchange Fee	$0

TRANSAMERICA VARIABLE FUNDS

The following table shows the fees and expenses that you will pay each year during the time that you invest in the Variable Funds Account, not including the fees and expenses of the Underlying Investments.

Annual Contract Expenses:

Base Contract Annual Expenses (as a percentage of average account value)

Annual Contract Fee	$ 50(1)
Base Contract Fee	1.25%(2)

(1)TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account in accordance with the provisions of the Contracts. TFLIC has no present intention to impose such a charge, but it may do so in the future.

(2)TFLIC currently charges mortality and expense risk fees of 1.10% and reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

ANNUAL PORTFOLIO COMPANY/INVESTMENT OPTION EXPENSES:

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies/investment options that you may pay periodically during the time that you own the Contract. A complete list of the portfolios available under the Contract, including their annual expenses, may be found under Appendix: Portfolio Companies/Investment Options Available Under the Contract.

Annual Portfolio Company Expenses[1]	Minimum	Maximum
Expenses (expenses that are deducted from portfolio company assets, including management fees, distribution and/or service and 12b-1 fees, and other expenses)	0.30%	0.96%

1 The expenses shown are those incurred for the year ended October 31, 2021 Current or future expenses may be greater or less than those shown.

Examples for the Transamerica Variable Funds

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses and the fees and expenses of the Underlying Investments.

If you (i) surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $100,000 investment. These examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount’s future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example is based on fees before waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge which may be imposed by TFLIC.

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After 1 Year	After 3 Years	After 5 Years	After 10 Years
$2,241	$6,912	$11,847	$25,442

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

The following table shows the fees and expenses that you will pay each year during the time that you invest in the Asset Allocation Variable Funds Account, not including the fees and expenses of the Underlying Investments

	Short Horizon Subaccount	Intermediate Horizon Subaccount	Intermediate/ Long Horizon Subaccount
Contract Annual Fee	None	None	None
Annual Expenses (as a percentage of average net assets)
Management Fees	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses(1)(2)	1.58%	1.68%	1.73%
Total Annual Expenses	1.78%	1.88%	1.93%

(1)TFLIC currently charges mortality and expense risk fees of 1.10% and reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts and are reflected under “Acquired Fund Fees and Expenses.” Each Asset Allocation Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.

(2)Each Asset Allocation Funds Subaccount also bears, indirectly, its pro rata share of the expenses of the Underlying Investment in which it invests through the various Variable Funds Subaccounts as reflected under “Acquired Fund Fees and Expenses.”

Examples for the Transamerica Asset Allocation Variable Funds

If you (i) surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your Contract, you would pay the following expenses on a $100,000 investment. These examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount’s future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example reflects fees charged at the Asset Allocation Funds Account Variable Funds Account and Underlying Investment levels and reflects the imposition of the maximum mortality and expense risk charge which may be imposed by TFLIC.

Subaccount	1 Year		3 Years	5 Years	10 Years
Short Horizon		$1,960	$6,060	$10,420	$22,540
Intermediate Horizon	$	,2060	$6,370	$10,930	$23,580
Intermediate/Long Horizon		$2,110	$6,520	$11,190	$24,100

Transamerica Asset Allocation Variable Funds Portfolio Turnover Rate

The Investment Option pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Contract expenses or in the example, affect the Investment Option’s performance. Each Investment Option’s portfolio turnover rate percentage during the most recent fiscal year is shown in the table below.

Short Horizon	Intermediate Horizon:	Intermediate/Long Horizon
27%	38%	25%

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are risks associated with investing in the Contract. The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your subaccounts. When you invest in the separate account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of your subaccounts and each fund may have its own unique risks. You could lose the amount you allocate to the separate account.

Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the underlying investments held by the Subaccounts. Those investments could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each underlying investment. This risk could have a significant negative impact on the value of certain optional benefits offered under the Contract. The investment risks are described in the prospectuses for the underlying investments.

Risks of Managing General Account Assets. The general account assets of The Company are used to support the payment of guaranteed benefits under the Contract. To the extent that the Company is required to pay amounts in addition to the Contract Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.

Tax Consequences. The Contract is not short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals are generally restricted prior to age 59 1⁄2, otherwise, a tax penalty may apply. The ultimate effect of federal income taxes on payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

Cyber Security and Business Continuity Risks. Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Contract. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Contract. See “Non-Principal Risks of Investing in the Contract” in the SAI for additional information.

Market Risks. The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions. See “Non-Principal Risks of Investing in the Contract” in the SAI for additional information: Transamerica Life Insurance Company, The Separate Accounts, and The Portfolios.

TRANSAMERICA LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNTS, AND THE PORTFOLIOS

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the

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Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

FINANCIAL CONDITION OF THE COMPANY.

The benefits under the Contract are paid by Transamerica Financial Life Insurance Company from its general account assets and/or your cash value held in the Company’s separate account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

TFLIC’s principal place of business is 440 Mamaroneck Avenue, Harrison, NY 10528; (800) 755-5801.

Assets In The Separate Account. You assume all of the investment risk for your  cash value that is allocated to the subaccounts of the separate account. Your cash value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets In The General Account. Any guarantees under the Contract that exceed the value of your accumulation account, such as those associated with the Contract’s death benefit, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our contractowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our contract owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance, as well as the financial statements of the separate account, are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica’s ability to meet its obligations to its contract owners, are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength) and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), and S&P Global (www.standardandpoors.com).

THE SEPARATE ACCOUNT

TRANSAMERICA VARIABLE FUNDS

Transamerica Variable Funds (the “Variable Funds Account”) was established by TFLIC under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to

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the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.

The Variable Funds Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.

THE PORTFOLIO COMPANIES

There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert VP SRI Balanced Portfolio (the “Calvert Series”), a series of Calvert Variable Series, Inc. (“CVS”), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series of Transamerica Funds, each an open-end diversified management investment company registered with the SEC under the 1940 Act. A description of each of the Funds and the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the Summary Prospectus for each of the Funds and the Calvert Series. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Underlying Investments.

Information regarding each underlying investment including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix- Portfolio Companies/ Investment Options Available Under the Contract. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800) 851-9777 or by visiting our website at trsretire.com.

TRANSAMERICA ASSET ALLOCATION VARIABLE FUND

Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account”) was established by TFLIC under New York Insurance Law on April 15, 1996 as a non-diversified separate account. The Asset Allocation Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Asset Allocation Funds Account. TFLIC is the legal holder of the assets in the Asset Allocation Funds Account and will at all times maintain assets in the Asset Allocation Funds Account with a total market value at least equal to the contract liabilities for the Asset Allocation Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Asset Allocation Funds Account, are, in accordance with the Contracts, credited to or charged against the Asset Allocation Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Asset Allocation Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Asset Allocation Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Asset Allocation Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.

The Asset Allocation Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Asset Allocation Funds Account. For state law purposes, the Asset Allocation Funds Account is treated as a part or division of TFLIC.

A description of the Asset Allocation Funds policies and procedures with respect to disclosure of its portfolio securities is available in the Statement of Additional Information.

MANAGEMENT OF THE ASSET ALLOCATION FUNDS

Subject to such policies as the Board of Directors of TFLIC may determine and pursuant to the Investment Advisory Agreement with TFLIC with respect to the Asset Allocation Funds Subaccounts, TAM manages the assets of each Asset Allocation Funds Subaccount in accordance with the investment policies approved by the Board of Directors of TFLIC. Subject to such policies, TAM provides general investment advice to each Asset Allocation Funds Subaccount. TAM is also the investment adviser of each of the Funds. For its services under the Investment Advisory Agreement, TAM receives from each Asset Allocation Funds

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Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of TAM’s personnel and not by a particular individual.

TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

INVESTMENT ADVISOR

Subject to such policies as the Board of Directors of TFLIC may determine and pursuant to the Investment Advisory Agreement with TFLIC with respect to the Asset Allocation Funds Subaccounts, Transamerica Asset Management (TAM), located at 1801 California Street, Suite 5200, Denver, CO 80202 manages the assets of each Asset Allocation Funds Subaccount in accordance with the investment policies approved by the Board of Directors of TFLIC. Subject to such policies, TAM provides general investment advice to each Asset Allocation Funds Subaccount. TAM is also the investment adviser of each of the Funds. For its services under the Investment Advisory Agreement, TAM receives from each Asset Allocation Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of TAM’s personnel and not by a particular individual.

The basis for the board of directors approving any investment advisory contract of the TFLIC is available in our annual report to investors covering the period of January 1, 2021 through December 31, 2021.

PORTFOLIO MANAGERS

Each fund is managed by the portfolio managers listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.

Name	Positions Over the Past Five Years
Christopher A. Staples, CFA	Lead Portfolio Manager of the Transamerica Asset Allocation Variable Funds since 2007; Employed by Transamerica Asset Management, Inc. since 2004; Senior Vice President and Chief Investment Officer – Advisory Services
Kane Cotton, CFA	Associate Portfolio Manager of the Transamerica Asset Allocation Variable Funds since 2014. Employed by Transamerica Asset Management, Inc. since 2014.
Rufat Garalov, CFA	Associate Portfolio Manager of the Transamerica Asset Allocation Variable Funds since 2021. Employed by Transamerica Asset Management, Inc. since 2014.

Voting Rights

To the extent required by law, TFLIC will vote the interests in the Underlying Investments held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders. Similarly, to the extent required by law, TFLIC will vote the interests in the Variable Funds Subaccounts held in the Asset Allocation Funds Subaccounts in accordance with the instructions received from Contractholders. In each case, the Contractholders will instruct TFLIC in accordance with the instructions received from Participants.

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THE VARIABLE FUNDS SUBACCOUNTS

The assets held in the Variable Funds Subaccounts will be invested in the Transamerica Funds or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Transamerica Funds and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders. TFLIC will furnish Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Transamerica Funds or the Calvert Series.

Each Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in beneficial interests in shares of a Fund or the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Accordingly, it is possible for a small number of Contractholders (assuming there is a quorum) to determine the outcome of a vote, especially if they have large contract values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder with respect to interests in the Underlying Investment attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder and to the Participants.

The Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder may give voting instructions include the following: (1) election of the governing boards of Transamerica Funds or Calvert, Inc.; (2) ratification of the independent accountant of a Fund or the Calvert Series corresponding to the Contractholder’s selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Fund or the Calvert Series corresponding to the Contractholder’s selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Fund or the Calvert Series corresponding to the Contractholder’s selected Subaccount(s); and (5) any other matter requiring a vote of the investors of Transamerica Funds or the Calvert Series. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

THE ASSET ALLOCATION FUNDS SUBACCOUNTS

The assets held in the Asset Allocation Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. TFLIC is the legal holder of the units in the Asset Allocation Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, TFLIC will vote at regular and special meetings in accordance with the instructions received from Contractholders. TFLIC will furnish Contractholders with the proper forms to enable them to give these instructions.

Each Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Asset Allocation Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Asset Allocation Funds Subaccount for which no timely instructions from Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Asset Allocation Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder with respect to interests in Asset Allocation Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Asset Allocation Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder and to the Participants.

The Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account

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values held in an Asset Allocation Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder may give voting instructions include the following:

(1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder’s selected Subaccount(s);

(2) any change in the fundamental investment policies of the Contractholder’s selected Subaccount(s); and

(3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, TFLIC will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount. Accordingly, it is possible for a small number of Contractholders (assuming there is a quorum) to determine the outcome of a vote, especially if they have large contract values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted.

GENERAL

TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Underlying Investments or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Underlying Investments or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders and Participants

CHARGES

Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Asset Allocation Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Asset Allocation Funds Subaccounts investing in the Variable Funds Subaccounts.

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that 0.80% is for mortality risk and 0.45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks) is 0.0030137%.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC’s general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC’s assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC’s general account.

ANNUAL CONTRACT CHARGE

TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge;

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however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC’s costs or in the services required from TFLIC. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEES

The Variable Funds Subaccounts

Because the Variable Funds Subaccounts purchase interests in the Underlying Investments, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Underlying Investments, as applicable.

TAM serves as the investment adviser to each Fund. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, see the accompanying Summary Prospectus for each of the Funds.

Calvert Research and Management. (“CRM”) (1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. CRM is part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. As of March 31, 2022, CRM was the investment adviser for 36 mutual fund portfolios and had approximately $37.6 billion in assets under management.

CRM uses a team approach to its management of the Calvert Series. Information about the Calvert Series’ portfolio management team, as well as the investment management fees charged by CRM is contained in the accompanying Summary Prospectus of the Calvert Series.

The Asset Allocation Funds Subaccounts

For its services as investment adviser to the Asset Allocation Funds Subaccounts, TAM receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Asset Allocation Funds Subaccount.

Because the Asset Allocation Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the underlying investments, the net assets of the Asset Allocation Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Funds. TAM serves as the investment adviser to each Fund. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with sub-advisers, see the accompanying Summary Prospectus for each of the Funds.

Commissions.

Broker-dealers who sell the Contracts may receive compensation in the form of commissions for transactions in the Contracts, which are used to fund retirement plans. This type of commission compensation is typically paid upfront and based directly on the amount of assets invested in the Contract by the applicable retirement plan. For the Contracts, the commission typically ranges between 1% and 7%, and will not exceed 8% of Purchase Payments.

Subaccount Charges.

Charges are deducted from and expenses paid out of the assets of the subaccounts that are described in the prospectuses for those companies. No management fees are charged directly to the Variable Funds Subaccounts. However, your investment in each subaccount will bear the fees and expenses of the Underlying Investment in which it invests through the unit value of the Underlying Investment.

PREMIUM TAX.

Under the laws of certain jurisdictions, premium taxes are payable upon the purchase of a Fixed Annuity under the Contract. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

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THE ANNUITY

ELIGIBLE PURCHASERS

Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section  457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.

OWNERSHIP

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant’s benefits under the Contract.

PURCHASE PAYMENTS

The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Asset Allocation Funds Account may be allocated among any of the Asset Allocation Funds Subaccounts.

All Purchase Payments credited to an Accumulation Account are vested and non-forfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for additional information

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

There are no required Purchase Payments to be made under the Contract, and there is no specified limitation on the amount of Purchase Payments that may be so made. Except for the 15 days prior to a Participant’s Annuity Purchase Date during which no Purchase Payments will be accepted by TFLIC, during a Participant’s Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

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During a Participant’s Accumulation Period, one’s rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant’s death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

403(B) CONTRACT

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

401(A) CONTRACT/401(K) CONTRACT AND NQDC CONTRACTS

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder’s responsibility, and not TFLIC’s, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 AND 408(IRA) CONTRACTS

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant.

TRANSFERS

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(A), 401(K), 403(B), 457, 408(IRA) AND NQDC CONTRACTS

A Participant may transfer all or a portion of his/her Accumulation Account in the Transamerica Variable Funds or the Transamerica Asset Allocation Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Variable Funds Contracts may be limited to the Subaccounts which invest in the Balanced II Fund, Large Value Opportunities Fund, Large Core Fund, Large Growth Fund, Small Cap Growth Fund , Small Cap Value Fund, International Equity or Calvert Series Fund. Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Asset Allocation Funds Contracts may be limited to the Intermediate Horizon Subaccount or the Intermediate/Long Horizon Subaccount.

Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a),

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Transfers may be made in writing or by telephoning (914) 627-3000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

Each Participant must direct Purchase Payments to the Variable Funds Account or the Asset Allocation Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the Underlying Investment, as appropriate, and, in the case of the Asset Allocation Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Asset Allocation Funds Subaccounts invest.

TRANSFERS

A Participant may transfer Units back and forth between the Variable Funds Account and the Asset Allocation Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Asset Allocation Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Underlying Investment in which a Variable Funds Subaccount or Asset Allocation Funds Subaccount is invested. In any case, no transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 755-5801. TFLIC reserves the right to discontinue allowing telephone transfers

FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a mutual fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term participants in the segregated investment accounts that invest in the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long term participants may be reduced when allocations by other participants are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Variable Funds and Asset Allocation Funds Accounts and their long term participants, the Adviser has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, an Account may limit additional allocations of purchase payments directed to the Accounts by Participants who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, the Adviser has not adopted any specific restrictions on allocations of purchase payments, but each Account reserves the right to reject any allocation with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future allocations of purchase payments by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Account may permit the account holder to justify the activity.

The Accounts’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Accounts or

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other techniques that may be adopted in the future, may not be effective. Shares of the Accounts are offered exclusively to fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account.

As noted above, if an Account is unable to detect and deter trading abuses, the Account’s performance, and its long term Participants, may be harmed. In addition, because the Accounts have not adopted any specific limitations or restrictions on allocations of purchase payments, Participants may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. The Accounts will provide advance notice to Participants and prospective Contractholders of any specific restrictions on allocations of purchase payments that the Accounts may adopt in the future. Because the Accounts apply their policies in a discretionary manner, different account holders may be treated differently, which could result in some account holders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Accounts have adopted policies and procedures to prevent the selective release of information about the underlying mutual funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Accounts’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

PAYMENT OPTIONS

Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available.

THE ACCOUNTS

Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of Transamerica Financial Life Insurance Company, which have been designated the Transamerica Variable Funds (the “Variable Funds Account”) and the Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account,” and, together with the Variable Funds Account, the (“Accounts”).

ANNUITY PERIOD

ANNUITY PAYMENT OPTIONS

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one’s Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for “Redemption During the Accumulation Period”. However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant’s employer, of the Participant’s retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule for Participants in an employer-sponsored plan, benefits must begin by the later of April 1 of the calendar year following the year in which the Participant attains age 72 (or age 70 1⁄2 if Participant attained age 70 1⁄2 before 1/1/2021) or retires, at which time an election to receive an annuity or lump sum benefit must be made. For IRA Participants, benefits must begin by April 1 of the year following they year they reach age 72 (or 70 1⁄2 if they attained age 70 1⁄2 before 1/1/2021). In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

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FIXED ANNUITY

Fixed Annuity payments are not made from the Variable Funds Account or the Asset Allocation Funds Account but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) , nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

The following Fixed Annuity options may be available:

(i)

Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment. Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(ii)

Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25 or 30 years.

(iii)

Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(iv)

Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a Contingent Annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of 5, 10, 15 or 20 years. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Contingent Annuity with Period Certain, may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates, which is the maximum monthly value payable by annuity for every $100 of account value annuitized, for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

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If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the Contract to reasonably conform to the correct facts.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT’S DEATH

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant’s beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary’s election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant’s Fixed Annuity.

BENEFITS UNDER THE CONTRACT

The following table summarizes information about the benefits available under the contract

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Provides a death benefit to the beneficiary.	Standard	N/C	Only payable if the Participant dies before the Annuity Purchase Date.

Example: Assuming that the participant has died and has not yet purchased a fixed annuity, the participant’s beneficiary will receive the full account value once the death claim is submitted.

DEATH BENEFIT

Under Section 403(b), Section 457, and 408(IRA) Contracts, if a Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum or, if the beneficiary is under the age of 75 at the time of the Participant’s death, the beneficiary may elect to have the Accumulation Amount applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for additional information.

If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed as follows: (1) if there is no designated beneficiary (for example, the Participant does not name an individual beneficiary or the beneficiary chosen is the Participant’s estate), then it must be fully distributed by the end of the fifth year following the year of death (and if required distributions began prior to the Participant’s death then the remaining balance also must be distributed at least as rapidly as it was during the Participant’s life), (2) if payable to a designated beneficiary (e.g. an individual), then it must be fully distributed by the end of the tenth year following the year of death, or (3) if payable to an eligible designated beneficiary, then the eligible designated beneficiary may elect to have his/her interest distributed over their life or over a period not extending beyond their life expectancy, beginning within one year after the date of death. An eligible designated beneficiary includes the Participant’s surviving spouse or minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than the Participant. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. The Participant’s minor child must still take remaining distributions within 10 years once they reach age 18. If the beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 72. If the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation

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Period in which a certified copy of the death certificate evidencing the Participant’s death is received by TFLIC. If the beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary’s Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant’s (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

CREDIT OF PURCHASE PAYMENTS

A Participant’s initial Purchase Payment will be credited to the Participant’s Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (2) two business days after receipt of the Purchase Payment by TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528, if the contract application and/or Participant’s enrollment form is complete upon receipt, or (2) two business days after an application and/ or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete. Subsequent Purchase Payments will be credited to the Participant’s Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.

ALLOCATION OF PURCHASE PAYMENTS

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by providing TFLIC with a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. In the event that no direction is provided by the participant, a payment may be directed to a default investment option selected by the Plan/Contractholder TFLIC reserves the right to limit a Participant’s right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

THE VARIABLE FUNDS SUBACCOUNTS

The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

(a)	is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Underlying Investment in which the Variable Funds Subaccount invests; and

(b)	is the mortality and expense risk charge accrued as of that Valuation Date; and
(c)	is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

THE ASSET ALLOCATION FUNDS SUBACCOUNTS

The Unit value for an Asset Allocation Funds Subaccount for any Valuation Date is determined by subtracting

(b) from (a) and dividing the result by (c), where

(a)	is the aggregate net asset value on the Valuation Date of all investments by the Asset Allocation Funds Subaccount in the Variable Funds Subaccounts; and

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(b)	is the investment advisory fee accrued as of that Valuation Date; and

(c)	is the total number of Units held in the Asset Allocation Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

TFLIC values the investment of each Asset Allocation Funds Subaccount at the respective unit values of the Variable Funds Subaccounts in which it invests. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the Underlying Investments, as appropriate. Securities of other Underlying Investments are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Underlying Investment’s net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Underlying Investment’s net asset value is calculated), assets are valued using fair value procedures approved by the Board of Trustees of the Underlying Investment, as appropriate. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Underlying Investment has determined to constitute fair value for such securities.

REDEMPTION DURING THE ACCUMULATION PERIOD

For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge, and there is no minimum amount that must be surrendered or withdrawn.

The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. An incomplete form will be returned to the Participant for further instructions. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in the Underlying Investment held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

A withdrawal will generally have federal income tax consequences which may include penalties. See “Federal Income Tax Status”.

With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.

Redemption

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. See “Federal Income Tax Status.”

LOANS: Not Available in this Contract

FEDERAL INCOME TAX STATUS

The ultimate effect of federal income taxes on payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of TFLIC and of the Contracts under U.S. federal income tax law is general in nature, is based upon TFLIC’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

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TAX TREATMENT OF TFLIC

TFLIC is taxed as a life insurance company under the Code.

Investment income and gains from the assets of the Variable Funds Account and each Variable Funds Subaccount are reinvested and taken into account in determining the value of the Variable Funds Account and that Variable Funds Subaccount. Under existing federal income tax law, TFLIC is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Variable Funds Account.

Investment income and gains from the assets of the Asset Allocation Funds Account and each Asset Allocation Funds Subaccount are reinvested and taken into account in determining the value of the Asset Allocation Funds Account and that Asset Allocation Funds Subaccount. Under existing federal income tax law, TFLIC is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Asset Allocation Funds Account.

SECTION 403(B) ANNUITIES

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax- exempt under Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $19,500 for 2021 and $20,500 for 2022 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $5861,000 for 2021 2022 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $6,500 for 2021 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions.

However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 72 (or age 70 /15 1⁄2, if Participant attained age 70 1⁄2 prior to 1/1/2020), however.

If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) paid to the IRS pursuant to a levy to collect unpaid taxes.

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RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS.

Any funds in the Participant’s account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). However, any funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer’s plan.

In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of the $57,000 for 2020, $58,000 for 2021, and $61,000 for 2022 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $19,500 for 2021 and $20,500 for 2022 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $6,500 in 2021 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a “lump sum distribution,” as that term is defined in the Code, and if certain conditions are met.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. For 2022, a Participant’s total IRA contributions cannot exceed the lesser of $6,000 ($7,000 if age 50 or older), or the Participant’s taxable compensation for the year. The IRA contribution limit does not apply to rollover contributions or qualified reservist repayments. If spouses file a joint Federal tax return, then an individual may be able to contribute to an IRA even if he/she did not have taxable compensation as long as their spouse did. The combined amount of contributions cannot exceed the taxable compensation reported on the joint tax return.

No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant. However, “excess contributions” to an IRA are taxed at 6% per year as long as the excess amounts remain in the IRA. An excess IRA contribution can occur by: (1) contributing more than the IRA contribution limit; (2) making a contribution to a traditional IRA at age 72 (age 70 1⁄2 if Participant attained age 70 1⁄2 prior to 1/1/2020) or older; or (3) making an improper rollover contribution to an IRA. In order to avoid the excess contributions tax the Participants must withdraw the excess contribution (along with any income earned on the excess contribution) by the due date of his/her individual income tax return (including extensions). Note, any earned income on excess contributions that is withdrawn will be subject to income tax, including (if applicable) the tax on premature distributions if received prior to attainment of age 59 1⁄2, unless an exception applies

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(see below).

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Only one rollover per year is permitted between IRAs.

If the Participant receives any amount under the Contract prior to attainment of age 59 1⁄2 , the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.

MINIMUM DISTRIBUTION REQUIREMENTS

If the actual distributions from an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age ,72 (or age 70 1⁄2 if Participant attained age 70 1⁄2 prior to 1/1/2020) in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see “Annuity Purchase Date”) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

Minimum distributions are also required upon the death of the participant. These required distributions depend on the beneficiary designated under the Plan or IRA and whether the Participant died before or on or after his or her required beginning date.

SECTION 457 PLANS

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $19,500 for 2021 and $20,500 for 2022 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on plan terms, Section 457 Plans may also allow additional catch-up contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 701,¤2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans.

Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section  401(a) Plan) the distributions would be subject to the excise tax.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

Taxable employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts. Such arrangements include, but are not limited to, excess benefit plans, supplemental executive retirement plans, and plans maintained by an employer primarily for a select group of management or highly compensated employees. Taxable employers for

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these non-qualified deferred compensation arrangements include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the arrangement’s definition of compensation. All amounts deferred, and any income earned thereon, remain the property of the employer and are subject to the claims of its general creditors, although the employer may place funds in a “rabbi” or “secular” trust. These arrangements can be subject to Code Section 409A, which requires that distributions be made only upon the occurrence of certain events, including separation from service, disability, death, unforeseeable emergency, or at a specified time or pursuant to a fixed schedule. In general, under Code Section 72(u) the annual increase in the value of the annuity contract is currently taxable to the employer. Further, no deduction is available to the employer until paid out. As a general rule, the Participant is subject to taxation upon receipt of the funds. However, if an arrangement fails to comply with Code section 409A, additional interest and income tax may apply to the Participant.Income Tax Withholding.

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

INCOME TAX WITHHOLDING

For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.

For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

1.

Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

2.	Required by the Code upon the participant’s attainment of age 72 (or age 70 1⁄2 if Participant attained age 70 1⁄2 prior to 1/1/2020) or retirement or death, or

3.	Made on account of hardship.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

LEGAL PROCEEDINGS

We, like other life insurance companies, are subject to regulatory and legal proceedings, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

DISTRIBUTION OF THE CONTRACTS

TCI will act as the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers that enter into an agreement with TCI will perform sales and marketing functions relative to the Contracts which participate in the Variable Funds Account or the Asset Allocation Funds Account. TCI is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCI is 1801 California Street, Suite 5200, Denver, CO 80202. The Contracts were wholesaled and distributed by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TFLIC. We have discontinued new sales of the Contracts. TCI authorized its affiliated broker-dealer, Transamerica Investors Securities Corporation (“TISC”) to sell the Contracts and also to perform certain distribution functions on behalf of TCI. TISC may also enter into selling agreements with other broker-dealers for the sale of the Contracts.

Broker-dealers who sell the Contracts may receive compensation in the form of commissions for transactions in the Contracts, which

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are used to fund retirement plans. This type of commission compensation is typically paid upfront and based directly on the amount of assets invested in the Contract by the applicable retirement plan. For the Contracts, the commission typically ranges between 1% and 7%, and will not exceed 8% of Purchase Payments.

Broker-dealers may also be paid trailing commissions by TCI, TISC or another affiliated broker-dealer. Trailing commissions are ongoing payments that are based on the value of the Plan’s continued investment in the Contracts. Trailing commissions are paid for ongoing distribution and retirement plan servicing that the broker- dealer may provide. Such retirement plan servicing may, if requested by the retirement plan sponsor, include

(i)        conducting participant enrollment meetings; (ii) providing general education to retirement plan participants regarding the terms and operation of the retirement plan and the investment options under the plan; and

(iii)        providing general education to the plan sponsor or its investment committee regarding the investment options under the plans. The trail compensation is payable under the agreement with the selling broker-dealer whether or not the broker-dealer or its representatives provide any such particular services to the plans or their participants. For the Contracts, the trailing commission paid is typically between 0.05% and 1.25%.

In addition, although not in connection with any particular retirement plan customer, broker-dealers who sell the Contracts may receive the following compensation from TCI, TISC or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCI, TISC or their affiliates. TCI, TISC or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. These payments offset a portion of a selling broker-dealer’s costs for such training and education conferences.

STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Transamerica Variable Funds and Transamerica Asset Allocation Variable Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Transamerica Variable Funds or Transamerica Asset Allocation Variable Funds.

OTHER INFORMATION

ADDITIONAL INFORMATION ABOUT THE PROSPECTUS

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

For further information with respect to TFLIC and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this Prospectus.

For further information with respect to the Funds, Transamerica Funds or Transamerica Asset Management, Inc., including the Funds’ Statement of Additional Information, contact Transamerica Asset Management, Inc. at 1801 California Street, Suite 5200, Denver, CO 80202, or call 1-888-233-4339.

For further information with respect to the Calvert Series, CVS or Calvert Research and Management, including the Calvert Series’ Statement of Additional Information, contact CVS at1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, or call (301) 951-4820.

HOUSEHOLDING

The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and

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shareholder reports by contacting the Company at its address or phone number set forth on the cover of this Prospectus.

RIGHTS RESERVED BY TFLIC

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

(1)	To operate Transamerica Variable Funds and the Transamerica Asset Allocation Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

(2)	To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3)

To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to TFLIC’s general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

(4)

To substitute, for the interests in an held in any Variable Funds Subaccount, interests in another Underlying Investment or interests in another investment company or any other investment permitted by law; and

(5)

To make any necessary technical changes in the Contracts in order to conform with any of the above- described actions or as may be required or permitted by applicable laws affecting Transamerica Variable Funds, Transamerica Asset Allocation Variable Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC’s judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.

Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

MISCELLANEOUS

The Accounts are separate registered accounts of TFLIC. There is a possibility that one Account might become liable for a misstatement in this Prospectus about another Account. TFLIC believes this possibility is remote.

UNCLAIMED OR ABANDONED PROPERTY.

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

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APPENDIX- PORTFOLIO COMPANIES/ INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of current portfolio companies/investment options available under the Contract which are subject to change as discussed in this prospectus. Depending on the separate account of your contract, you may not be able to invest in certain portfolio companies/investment options. Not all investment options listed in this prospectus may be available to you. Please refer to your employer’s plan documents for a list of portfolio companies/investment options that are available in your plan.

More information about each Portfolio Company/ Investment Option is available in its prospectuses. The prospectuses, which may be amended from time to time, can be found online at by accessing your account at www.trsretire.com. You can also request this information at no cost by calling our Administrative Office at (800) 755-5801.

The current expenses and performance below reflects fee and expenses of the Portfolio Companies/ Investment Options, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company/ Investment Option’s past performance is not necessarily an indication of future performance.

Type/ Investment Objective	Portfolio Company/ Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Transamerica Variable Funds
Money Market	Transamerica Government Money Market[1] Sub-Adviser: BlackRock Investment Management, LLC	0.06%	0.03%	0.29%	0.14%
Bond	Transamerica High Quality Bond[2] Sub-Adviser: Merganser Capital Management, LLC	0.46%	-0.91%	1.08%	0.62%
	High Yield Bond[5] Sub-Adviser: Aegon USA Investment Management, LLC	0.60%	5.03%	4.60%	5.29%
	Transamerica Inflation-Protected Securities[3] Sub-Adviser: PineBridge Investments LLC	0.49%	3.62%	3.61%	1.55%
	Transamerica Intermediate Bond[4] Sub-Adviser: Aegon USA Investment Management, LLC	0.41%	-2.02%	2.67%	2.50%
Allocation	Transamerica Balanced II6 Sub-Adviser: Aegon USA Investment Management, LLC	0.58%	15.78%	11.52%	10.24%
	Transamerica Large Core[8] Sub-Adviser: PineBridge Investments LLC	0.51%	28.33%	15.78%	14.64%
	Transamerica Large Growth[9] Sub-Adviser: Morgan Stanley Investment Management Inc.	0.69%	8.77%	26.33%	19.19%
	Transamerica Large Value Opportunities[7] Sub-Adviser: PineBridge Investments LLC	0.49%	27.46%	9.54%	11.23%
	Transamerica Small Cap Growth[10] Sub-Adviser: Ranger Investment Management, L.P	0.99%	16.55%	N/A	N/A
	Transamerica Small Cap Value [10] Sub-Adviser: Peregrine Capital Management, LLC	0.83%	26.61%	N/A	N/A
International Equity	Transamerica International Equity[11] Sub-Adviser: Thompson, Siegel & Walmsley LLC	0.75%	12.04%	7.49%	5.27%
Multi-asset	Calvert VP SRI Balanced Portfolio Adviser: Calvert Research and Management	0.63%	13.87%	11.31%	9.32%
Transamerica Asset Allocation Variable Funds
Allocation	Short Horizon[12] Adviser: Transamerica Asset Management	0.20%	1.63%	3.79%	3.18%

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Intermediate Horizon[12] Adviser: Transamerica Asset Management	0.20%	9.11%	8.37%	7.17%
Intermediate/Long Horizon[12] Adviser: Transamerica Asset Management	0.20%	12.16%	10.24%	8.90%

The 7-Day Yield was 0.00% as of December 31, 2021 The 7-Day Effective Yield was 0.00% as of December 31, 2021

(1) Total returns calculated for any period for the Government Money Market Subaccount reflect the performance of the Transamerica Partners Government Money Market Portfolio prior to October 13, 2017 and the performance of the Transamerica Government Money Market Fund thereafter.

(2) Total returns calculated for any period for the High Quality Bond Subaccount reflect the performance of the Transamerica Partners High Quality Bond Portfolio prior to April 21, 2017 and the performance of the Transamerica High Quality Bond Fund thereafter.

(3) Total returns calculated for any period for the Inflation-Protected Subaccount reflect the performance of the Transamerica Partners Inflation-Protected Portfolio prior to April 21, 2017 and the performance of the Transamerica Inflation-Protected Fund thereafter.

(4) Total returns calculated for any period for the Intermediate Bond Subaccount reflect the performance of the Transamerica Partners Core Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica Intermediate Bond Fund thereafter.

(5) Total returns calculated for any period for the High Yield Bond Subaccount reflect the performance of the Transamerica Partners High Yield Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica High Yield Bond Fund thereafter.

(6) Total returns calculated for any period for the Balanced II Subaccount reflect the performance of the Transamerica Partners Balanced Portfolio prior to September 15, 2017 and the performance of the Transamerica Balanced II Fund thereafter.

(7) Total returns calculated for any period for the Large Value Opportunities Subaccount reflect the performance of the Transamerica Partners Large Value Portfolio prior to May 5, 2017 and the performance of the Transamerica Large Value Opportunities thereafter.

(8) Total returns calculated for any period for the Large Core Subaccount reflect the performance of the Transamerica Partners Large Core Portfolio prior to March 10, 2017 and the performance of the Transamerica Large Core Fund thereafter.

(9) Total returns calculated for any period for the Large Growth Subaccount reflect the performance of the Transamerica Partners Large Growth Portfolio prior to March 10, 2017 and the performance of the Transamerica Large Growth Fund thereafter.

(10)Small Cap Growth and Small Cap Value were added effective 7/31/2020 and as of December 31, 2020 do not have any annualized total returns.

(11)Total returns calculated for any period for the International Equity Subaccount reflect the performance of the Transamerica Partners International Equity Portfolio prior to March 10, 2017 and the performance of the Transamerica International Equity Fund thereafter.

(12) Only available for contract owners of the Transamerica Asset Allocation Variable Funds.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AVAILABLE UNDER THE ASSET ALLOCATION FUNDS CONTRACT

INVESTMENT OBJECTIVES

The investment objectives of the Asset Allocation Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Asset Allocation Funds Subaccounts will be met. Each of the Asset Allocation Funds Subaccount’s objectives may be changed without the approval of a majority of interest holders.

Short Horizon Subaccount: Seeks to provide a high level of income and preservation of capital.

Intermediate Horizon Subaccount: Seeks to achieve long-term returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

Intermediate/Long Horizon Subaccount: Seeks to achieve long-term returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

For more information on allocations to the underlying Subaccounts, see “Appendix — Transamerica Asset Allocation Funds Subaccounts.

As a fundamental policy, each Asset Allocation Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Balanced II Subaccount and the Calvert Series Subaccount) described above. These Variable Funds Subaccounts in turn invest in the Funds. TAM selects the combination and amount of underlying Variable Funds Subaccounts to invest in based on the Asset Allocation Funds Subaccount’s investment objective. Each Asset Allocation Funds Subaccount’s share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Asset Allocation Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Asset Allocation Funds Subaccounts cannot guarantee that they will achieve their objectives.

As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Asset Allocation Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Fund. See “Transamerica Variable Funds” above and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See the Summary Prospectus for each of the Funds for more information on the Funds.

The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Bond, Stock and Government Money Market Subaccounts. These allocations reflect TAM’s present strategy for asset allocation during normal market conditions and may be changed at any time without notice to, and without the approval of contract holders. These allocations may be unsuccessful in maximizing an Asset Allocation Fund Subaccount’s return and/or avoiding investment losses. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Asset Allocation Funds Subaccounts.

Under normal market conditions, TAM will typically allocate the assets of the Asset Allocation Funds Subaccounts to achieve the allocations in the Normal Approximate Allocations table below and will rebalance regularly to maintain the target allocations. The Asset Allocation Funds Subaccounts do not typically engage in tactical or frequent trading; however, TAM may allocate the assets of each Asset Allocation Funds Subaccount without limit to the Variable Funds Government Money Market Subaccount in attempting to respond to adverse market or other conditions or to process a large transfer into or out of an Asset Allocation Funds Subaccount. Under these conditions, it will be more difficult for the Asset Allocation Funds Subaccounts to achieve their investment objectives..”

Normal Approximate Allocations

Normal Approximate Allocations	Bond Subaccounts	Stock Subaccounts	Government Money Market Subaccount
Short Horizon	89.8%	10%	0.2%
Intermediate Horizon	49.8%	50%	0.2%
Intermediate/Long Horizon	29.8%	70%	0.2%

TAM allocates an Asset Allocation Funds Subaccount’s assets among various underlying Variable Funds Subaccounts. These allocations may be unsuccessful in maximizing an Asset Allocation Funds Subaccount’s return and/or avoiding investment losses, and may cause the Subaccount to underperform other investments with a similar strategy. An Asset Allocation Funds Subaccount’s

33

ability to achieve its investment objective depends largely on the performance of the underlying subaccounts in which it invests. Each of the underlying subaccounts in which an Asset Allocation Funds Subaccount may invest has its own investment risks, and those risks can affect the value of the underlying subaccount and therefore the value of the Asset Allocation Funds Subaccount’s investments. There can be no assurance that the investment objective of any underlying subaccount will be achieved. To the extent that an Asset Allocation Funds Subaccount invests more of its assets in one underlying subaccount than in another, the Asset Allocation Funds Subaccount will have greater exposure to the risks of that underlying subaccount.

In addition, an Asset Allocation Funds Subaccount will bear a pro rata portion of the operating expenses of the underlying Subaccounts in which it invests, and it is subject to business and regulatory developments affecting the underlying Subaccounts.

Performance of the Investment Options

The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.

In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.

As with all investment options , past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.trsretire.com or by calling 1-888- 233-4339.

Insert Bar chart for Comment 36 Here Job # 249464--used the revised version from 4/19/22

The annualized total return for the Subaccounts is shown for the periods ended December 31, 2021 indicated in the table below.

Average Annual Total Returns	1 year	5 years (or Life of Investment Option)	10 years (or Life of Investment Option)
Short Horizon	1.63%	3.79%	3.18%
Primary: Bloomberg US Aggregate Bond Index	(1.54)%	3.57%	2.90%
Secondary: Transamerica Asset Allocation Short Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	2.77%	5.06%	4.18%
Intermediate Horizon	9.11%	8.37%	7.16%
Primary: S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
Secondary: Bloomberg US Aggregate Bond Index	(1.54)%	3.57%	2.90%
Intermediate/Long Horizon	12.16%	10.24%	8.90%
Primary: S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
Secondary: Bloomberg US Aggregate Bond Index	15.77%	12.52%	11.03%

Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five-and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Underlying Investment or predecessor separate account), if shorter.

PRINCIPAL RISKS OF INVESTING IN THE SUBACCOUNTS OF THE TRANSAMERICA ASSET ALLOCATION FUNDS

Risk is inherent in all investing. Many factors and risks affect each fund’s performance, including those described below. The value

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of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.

The Asset Allocation Fund Subaccounts invest in the Variable Funds Subaccounts and the risks presented below describe the risks of the Underlying Investments.

Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs and may generate greater amounts of short-term capital gains.

Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profit- ability.

Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the under- lying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty –The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is down- graded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.

Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.

Deflation – Deflation risk is the possibility that prices through- out the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation- protected bond will decline and could result in losses for the fund.

Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.

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Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.

Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.

Dollar Rolls– The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.

Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation world events and economic conditions likewise will affect the performance of companies in these industries.

Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.

Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed secure ties, may occur more slowly than anticipated, causing their market prices to decline.

Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating down- graded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed- income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.

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Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely

Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.

High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the credit- worthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.

Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.

Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.

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Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss, and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.

Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund’s investments in loans are also subject to prepayment or call risk.

Management – The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.

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Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen. Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.

Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sellat the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.

Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

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Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.

To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.

Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.

Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.

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Risks of the Government Money Market Fund

Principal Risks: You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.

As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such “liquidity fees” or “redemption gates”. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund

Government Money Market Fund – The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.

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APPENDIX— TRANSAMERICA ASSET ALLOCATION FUNDS SUBACCOUNTS

TRANSAMERICA ASSET ALLOCATION FUNDS SUBACCOUNTS

As described in the prospectus, under normal market conditions the assets of each Asset Allocation Funds Subaccount are invested in Bond, Stock, and Government Money Market Subaccounts approximately as follows:

Normal Approximate Allocations
	Bond Subaccounts	Stock Subaccounts	Government Money Market Subaccount
Short Horizon	89.8%	10%	0.2%
Intermediate Horizon	49.8%	50%	0.2%
Intermediate/Long Horizon	29.8%	70%	0.2%

TAM selects the underlying Subaccounts and the relative amounts to be invested in them. The Bond Subaccounts reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Subaccounts reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, TAM seeks to allocate an Asset Allocation Funds Subaccount’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

Sub-Asset Class	Potential Asset Allocation	Underlying Subaccounts
Intermediate-term bonds	20-70%	Intermediate Bond Subaccount Inflation- Protected Securities
Short-term bonds	0-25%	High Quality Bond Subaccount
High-yield bonds	0-15%	High Yield Bond Subaccount

Currently, TAM seeks to allocate an Asset Allocation Funds Subaccount’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

Sub-Asset Class	Potential Asset Allocation	Underlying Subaccounts
Large cap stocks	0-40%	Large Core Subaccount Large Value Opportunities Subaccount Large
Small and mid-cap stocks	0-25%	Small Cap Growth Subaccount Small Cap Value Subaccount
International stocks	0-25%	International Equity Subaccount

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Asset Allocation Funds Subaccounts. Under normal circumstances each Asset Allocation Funds Subaccount invests in the Government Money Market Subaccount in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Funds Subaccount without limit to the Government Money Market Subaccount in attempting to respond to adverse market, political or other conditions or to process a large transfer into or out of an Asset Allocation Funds Subaccount.

The Asset Allocation Funds Subaccounts are not required to invest in all of the underlying subaccounts available, nor are they required to invest in any particular underlying subaccount. TAM may change the overall asset allocations between Bond and Stock Subaccounts at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying subaccounts than those listed on this Appendix A, without prior approval or notice to contractholders.

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HOW TO FIND ADDITIONAL INFORMATION ABOUT YOUR CONTRACT

The Statement of Additional Information (“SAI”) for this Contract includes additional information about us and the separate account. The SAI has been filed with the SEC and is incorporated into this prospectus by reference. The SAI includes additional information about Transamerica and the Separate Account.

The SAI is available, without charge, upon request by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing us at our mailing address at Transamerica , 6400 C Street SW, Cedar Rapids, IA 52499-0001.

Reports and other information about us and the separate account are available on the SEC’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier No. is # C0000916943

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Statement of Additional Information

May 1, 2022

Group Variable Annuity Contracts

Issued By

Transamerica Variable Funds, Transamerica Asset Allocation Variable Funds

and

Transamerica Financial Life Insurance Company

440 Mamaroneck Avenue, Harrison, NY 10528

(800) 755-5801

This Statement of Additional Information (“SAI”) is NOT a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2022, and supplemented from time to time (the “Prospectus”), for the Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company (“TFLIC”) which invest in Transamerica Variable Funds (the “Variable Funds Account”) or Transamerica Asset Allocation Variable Funds (the “Asset Allocation Account”, and, together with the Variable Funds Account, the “Accounts”). The Prospectus is available, at no charge, by writing TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528 or by calling (800) 755-5801.

Dated May 1, 2022

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INFORMATION ABOUT US

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company (TFLIC) was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are located at 440 Mamaroneck Avenue, Harrison, New York 10528

We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

TFLIC holds the assets of the separate account physically segregated and apart from the general account All obligations arising under the contracts, including the promise to make annuity payments are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the contracts.

Transamerica Variable Funds Subaccounts

The Transamerica Variable Funds account , 440 Mamaroneck Avenue, Harrison, New York, was established by the Company on November 30, 1993, and is a unit investment trust registered with the SEC under the 1940 Act (the “1940 Act”) and operating under New York law. The Separate Account has underlying investments which are managed by Transamerica Asset Management, Inc. (“TAM”)

Transamerica Asset Allocation Variable Funds Subaccounts

The Transamerica Asset Allocation Variable Funds account (“Asset Allocation Account”) is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as a management investment company. The Asset Allocation Account was established by Transamerica Financial Life Insurance Company (“TFLIC”) under New York Insurance Law on April 15, 1996. Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for the Asset Allocation Subaccounts.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Cyber Security (continued from “Principal Risks” section of the Prospectus)

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. The COVID-19 pandemic, and the rise in remote working, have further escalated these threats, with the FBI reporting a 300% increase in cybercrimes in the United States since the start of the pandemic.1 As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is doing: We continue to take steps to strengthen our cybersecurity governance, infrastructure, and ability to respond to cyberattacks, for example by further developing our dedicated IT security team, and strengthening controls. The security program aims at analyzing and remediating known vulnerabilities, as well as conducting ongoing exercises to prepare for and respond effectively to cyberattacks. Transamerica’s Risk department also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary. Transamerica also

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has dedicated teams, processes, and procedures in place that are intended to mitigate potential cyberattacks. https://aegon.me/cybercrime-pandemic.

Overview

Information security and privacy regulation: Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act and the California Privacy Rights Act. Those California laws, as amended, will be administered by the newly formed California Privacy Protection Agency. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.

Operational Risks: A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. As a result of the COVID-19 pandemic, Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are (and may continue to be) working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

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Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks or security breaches. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

To date the highest impact information security incidents that Transamerica has experienced are believed to have been the result of e-mail phishing attacks targeted at Transamerica’s business partners and customers. This in turn led to the unauthorized use of valid Transamerica website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, Transamerica has faced other types of attacks, including, but not limited to, other types of phishing attacks, distributed denial of service (DDoS) attacks, technology implementation and update errors, various human errors, e-mail related errors, paper-based errors, exploitations of vulnerabilities and certain limited cases of unauthorized internal user activity. Like many other companies, Transamerica could also be subject to malware, ransomware and similar types of attacks or intrusions. There is no guarantee that the measures that Transamerica takes will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations. Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.

The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Transamerica subsidiaries, to, among other things, satisfy an extensive set of minimum information security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Other states have adopted similar cybersecurity laws and regulations.

Numerous other US state and federal laws also impose various information security and privacy related obligations with respect to Transamerica, including but not limited to the Gramm-Leach-Bliley Act and related state laws and implementing regulations (GLBA), the California Consumer Privacy Act (CCPA), the California Privacy Rights Act (CPRA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. These laws generally provide for governmental investigative and enforcement authority, and in certain cases provide for private rights of action.

Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase every year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.

Transamerica, and numerous of its systems, employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or a third party’s employee, contractor, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its

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possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

Market Risks

The market prices of a fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the fund’s securities and assets fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The domestic and global economic downturn may be prolonged. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely

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affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.

Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments due to the interconnected nature of the global economy and capital markets.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Asset Allocation Subaccount and the strategies each Asset Allocation Subaccount employs to achieve its objective are described in the prospectus. There can be no assurance that an Asset Allocation Subaccount will achieve its objective.

Each Asset Allocation Subaccount’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders. A change in the investment objective or policies of an Asset Allocation Subaccount may result in the Asset Allocation Subaccount having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.

Whenever a Variable Funds or Asset Allocation Subaccount is requested to vote on a fundamental policy of a Fund, the Company will follow the procedures described in the prospectus under the section entitled “Voting Rights.”

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INVESTMENT POLICIES

Fundamental Investment Policies

Fundamental investment policies of each Asset Allocation Subaccount may not be changed without the vote of a majority of the outstanding voting securities of the Asset Allocation Subaccount, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the Subaccount present at a shareholder/investor meeting, if the holders of more than 50% of the outstanding voting securities of the Asset Allocation Subaccount are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Asset Allocation Subaccount.

Each Asset Allocation Subaccount has adopted the following fundamental policies:

1. Senior Securities

The Asset Allocation Subaccount may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. Borrowing

The Asset Allocation Subaccount may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. Underwriting Securities

The Asset Allocation Subaccount may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

4. Concentration of Investments

The Asset Allocation Subaccount may not make any investment if, as a result, the Asset Allocation Subaccount’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), the SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. Real Estate

The Asset Allocation Subaccount may not purchase or sell real estate except as permitted by the 1940 Act.

6. Commodities

The Asset Allocation Subaccount may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Making Loans

The Asset Allocation Subaccount may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Additional Information about Fundamental Investment Policies:

The following provides additional information about each of the fundamental investment policies. This information does not form part of the fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits an Asset Allocation Subaccount to borrow money in amounts of up to one-third of the Asset Allocation Subaccount total assets from banks for any purpose, and to borrow up to 5% of the Asset Allocation Subaccount’s total assets from banks or other lenders

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for temporary purposes (the Asset Allocation Subaccount total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Asset Allocation Subaccount’s to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Asset Allocation Subaccount’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit an Asset Allocation Subaccount from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits an Asset Allocation Subaccount to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Asset Allocation Subaccount’s underwriting commitments, when added to the value of the Asset Allocation Subaccount’s investments in issuers where the Asset Allocation Subaccount owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. An Asset Allocation Subaccount engaging in transactions involving the acquisition or disposition of investment option securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause an Asset Allocation Subaccount to be engaged in the business of underwriting, the contract in (2) above will be interpreted not to prevent the Asset Allocation Subaccount from engaging in transactions involving the acquisition or disposition of investment option securities, regardless of whether the Asset Allocation Subaccount may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit an Asset Allocation Subaccount from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each Asset Allocation Subaccount will be permitted by this policy to make loans of money, including to other funds, Asset Allocation Subaccounts, investment option securities or other assets. An Asset Allocation Subaccount would have to obtain exemptive relief from the SEC to make loans of money to other funds and Asset Allocation Subaccounts.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Asset Allocation Subaccount obligations that have a priority over the Asset Allocation Subaccount’s shares with respect to the payment of dividends or the distribution of Asset Allocation Subaccount’s assets. The 1940 Act prohibits an Asset Allocation Subaccount from issuing senior securities, except that the Asset Allocation Subaccount may borrow money in amounts of up to one-third of the Asset Allocation Subaccount’s total assets from banks for any purpose. An Asset Allocation Subaccount also may borrow up to 5% of the Asset Allocation Subaccount’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by an Asset Allocation Subaccount can increase the speculative character of the Asset Allocation Subaccount’s outstanding shares through leveraging.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit an Asset Allocation Subaccount from owning real estate; however, an Asset Allocation Subaccount is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits an Asset Allocation Subaccount’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent an Asset Allocation Subaccount from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit an Asset Allocation Subaccount from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, an Asset Allocation Subaccount is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits an Asset Allocation Subaccount’s purchases of illiquid investments to 15% of net assets.

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With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of an Asset Allocation Subaccount’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to an Asset Allocation Subaccount as to how to classify issuers within or among industries.

The Asset Allocation Subaccount’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

The investment practices described above involve risks. Please see the prospectus and this SAI for a description of certain of these risks.

Non-Fundamental Policies

The Asset Allocation Subaccounts have adopted the following non-fundamental policies, which may be changed by the Board without investor approval.

As a matter of operating policy, each Asset Allocation Subaccount may not:

(1)	Control of Investment Options. Invest in companies for the purpose of exercising management or control;

(2)

Illiquid Investments. Purchase a security if, as a result of such purchase, more than 15% of the value of each Asset Allocation Subaccount’s net assets would be invested in illiquid investments or other securities that are not readily marketable;

(3)	Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

(4)	Options. Invest in options;

(5)

Ownership of Investment Option Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Board of the Asset Allocation Account, those officers and directors of TFLIC and TAM, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

(6)

Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

(7)	Warrants. Invest in warrants.

Each Asset Allocation Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Asset Allocation Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Asset Allocation Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Asset Allocation Subaccounts’ investment programs set forth in the Prospectus, each of the Asset Allocation Subaccounts may invest more than 25% of its assets in

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certain of the Variable Funds Subaccounts. However, each of the Funds in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

Commodity Exchange Act Registration

The Investment Manager has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment manager to Transamerica Inflation-Protected Securities Fund. Compliance with applicable Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recordkeeping regulations is expected to increase investment option expenses.

The Investment Manager relies on CFTC Rule 4.12(c)(3) with respect to Transamerica Inflation Protected Securities. CFTC Rule 4.12(c)(3) relieves the Investment Manager from certain CFTC recordkeeping, reporting and disclosure requirements.

The remaining Funds are operated by the Investment Manager pursuant to an exclusion from registration as a CPO with respect to such Funds under the CEA, and therefore, are not subject to registration or regulation with respect to the Funds under the CEA. These Funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Temporary Defensive Position

The Asset Allocation Funds Subaccounts do not typically engage in tactical or frequent trading; however, TAM may allocate the assets of each Asset Allocation Funds Subaccount without limit to the Variable Funds Government Money Market Subaccount in attempting to respond to adverse market or other conditions or to process a large transfer into or out of an Asset Allocation Funds Subaccount. Under these conditions, it will be more difficult for, the Asset Allocation Funds Subaccounts to achieve their investment objectives. Although TAM has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.

Portfolio Turnover

Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a fund’s investment manager when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

The investment manager may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund; these charges are ultimately borne by the shareholders.

In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.

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The Asset Allocation Funds Subaccounts’ portfolio turnover decreased from fiscal year 2020 to fiscal year 2021 primarily due to a less volatile market landscape in 2021 as compared to the prior year. This resulted in a lower amount of portfolio rebalancing back to target and caused overall portfolio turnover to decline from the year prior.

Disclosure of Portfolio Holdings

It is the policy of the Asset Allocation Subaccounts to protect the confidentiality of their portfolio holdings and prevent the selective disclosure of non-public information about portfolio holdings. The Asset Allocation Subaccounts’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Asset Allocation Subaccounts may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.

The Asset Allocation Subaccounts believe the policy is in the best interests of each Asset Allocation Subaccount and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the Asset Allocation Subaccounts’ portfolio holdings and the need to protect the Asset Allocation Subaccounts from potentially harmful disclosures. Any conflicts of interest between the interests of Asset Allocation Subaccount shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of Asset Allocation Subaccount shareholders first.

Information concerning the Asset Allocation Subaccounts’ holdings is available via the Asset Allocation Subaccounts’ website at: www.transamerica.com/investments/mutual-Asset Allocation Subaccounts. The Asset Allocation Subaccounts generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Such information generally remains on the website for 6 months, or as otherwise consistent with applicable regulations.

The Asset Allocation Subaccounts’ semi-annual reports and annual reports contain a complete listing of each Asset Allocation Subaccount’s holdings as of the end of the Asset Allocation Subaccount’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, each non-money market fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

In addition, the Asset Allocation Subaccounts may release via the Asset Allocation Subaccounts’ website at www.transamerica.com/investments/mutual-Asset Allocation Subaccounts the following information concerning an Asset Allocation Subaccount before disclosure of the Asset Allocation Subaccount’s full portfolio holdings is made publicly available:

• Top Ten Holdings – An Asset Allocation Subaccount’s top ten holdings and the total percentage of the Asset Allocation Subaccount such aggregate holdings represent.

• Sector Holdings – An Asset Allocation Subaccount’s sector information and the total percentage of the Asset Allocation Subaccount held in each sector.

• Other Portfolio Characteristic Data – Any other analytical data with respect to an Asset Allocation Subaccount that does not identify any specific portfolio holding.

• Funds of ETFs and Funds of Funds – For any Asset Allocation Subaccount whose investments (other than cash alternatives) consist solely of shares of ETFs and/or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the Asset Allocation Subaccount’s net assets held in each ETF or Fund as of the end of that month.

Mutual fund rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of non-public portfolio holdings in order to rank or rate a fund or to assess the risks of a fund or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with non-public portfolio holdings in order to allow the intermediary to prepare the portfolio holdings information for shareholders on a timely basis. Portfolio holdings information released to these parties is the same portfolio holdings posted to the Asset Allocation Subaccounts’ website each month and is subject to the guidelines discussed below. Pursuant to the policy, TAM may disclose a complete list of each fund’s

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holdings to any person on a monthly basis after the holdings are posted to the Asset Allocation Subaccounts’ website, usually 15 days after month-end.

The Asset Allocation Subaccounts may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country, (iv) performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings (prior to such holdings becoming public), and (v) the volatility characteristics of the fund.

TAM’s Operational Risk Committee may approve a request for Asset Allocation Subaccount level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Asset Allocation Subaccount prior to such Asset Allocation Subaccount’s public disclosure of its portfolio holdings and (ii) TAM has made a good faith determination that the requested information is not material given the particular facts and circumstances. TAM may deny any request for performance attribution information and other statistical information about an Asset Allocation Subaccount made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for an Asset Allocation Subaccount may only be provided pursuant to the guidelines below.

- Non-public portfolio holdings information may be provided at any time (and as frequently as daily) to the Asset Allocation Subaccounts’ service providers, counterparties, and others who generally need access to such information in the performance of their contractual duties and responsibilities providing services to an Asset Allocation Subaccount for a legitimate business purpose, where such vendor or service provider is subject to a duty of confidentiality, including a duty to prohibit the vendor from sharing non-public information with an unauthorized source or trading upon any non-public information provided by TAM on behalf of an Asset Allocation Subaccount. These entities, parties, and persons include, but are not limited to: TAM, the sub-advisers, custodian, administrator, sub-administrator, transfer agent, sub-transfer agent, executing broker-dealers/counterparties in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities, research and analytics providers, securities lending agent, financial printer, banks, proxy voting services, pricing service vendors, regulatory authorities, independent public accountants, attorneys, and the Asset Allocation Subaccounts’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. In addition, TAM utilizes middle- and back-office providers to fulfill their contractual duties and responsibilities to the Asset Allocation Subaccounts. The disclosure of non-public portfolio holdings information to such third parties generally will be subject to a requirement, by explicit agreement or by virtue of their respective duties to the Asset Allocation Subaccounts, that those third parties maintain the confidentiality of such information.

TAM receives non-public portfolio holdings information to assist in the selection of underlying funds for certain Transamerica asset allocation funds.

- Non-public portfolio holdings information for certain Asset Allocation Subaccounts may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.

- An Asset Allocation Subaccount may provide non-public portfolio holdings information to (i) third parties that calculate information derived from portfolio holdings for use by TAM, a sub-adviser, or their affiliates, and (ii) an investment adviser or sub-adviser, trustee, or their agents to whom portfolio holdings are disclosed for due diligence purposes or in anticipation of a potential merger involving an Asset Allocation Subaccount. Each individual request is reviewed by TAM’s Operational Risk Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the applicable Asset Allocation Subaccount (s). Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the portfolio holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. TAM relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to an Asset Allocation Subaccount.

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- In addition to those set out above, as of December 31, 2021, the following entities receive information about the Asset Allocation Subaccounts’ securities pursuant to an ongoing arrangement with the Asset Allocation Subaccounts in connection with services provided to the Asset Allocation Subaccounts:

Recipient	Purpose	Frequency

Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis and pricing	Daily

Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily
CAPIS	Trade execution analysis	Daily
eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly

FactSet	Statistical ranking, rating, and/or performance attribution analysis	Daily

FXTransparency	Trade execution analysis	Daily
Glass Lewis & Co.	Proxy voting services	Quarterly
Globe Tax Services, Inc.	ECJ foreign tax reclaim services	As necessary
Grant Thornton Pakistan	Provide tax services for market in Pakistan	As necessary
ICE Data Services	Pricing	Daily
Investment Company Institute	Holdings Information on Form N-PORT	Quarterly
JPMorgan Pricing Direct	Pricing	As necessary

KPMG Taiwan	Provide tax services for market in Taiwan	As necessary

Lipper, Inc.	Statistical ranking, rating, and/or performance attribution analysis	Monthly
Markit North America	Pricing	Daily

Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily
PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary
Refinitiv US LLC	Pricing	Daily
R.R. Donnelly	Financial reporting	Monthly
Schwab CT	Code of Ethics monitoring	Daily
truView	Risk and liquidity management analytics	Daily

TAM, its affiliates, the Asset Allocation Subaccounts, the Asset Allocation Subaccounts’ sub-advisers and the Asset Allocation Subaccounts’ other service providers will not enter into any arrangements from which they derive compensation for the disclosure of non-public portfolio holdings information.

Subject to such departures as TAM believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio holding information, each confidentiality agreement should provide that, among other things: the portfolio holding information is the confidential property of the Asset Allocation Subaccounts (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio holding information agrees to limit access to the portfolio holding information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holding information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio holding information.

The Asset Allocation Subaccounts (or their authorized service providers) may disclose portfolio holding information before its public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and

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the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The Asset Allocation Subaccounts currently provide portfolio holding information to the third parties listed herein at the stated frequency as part of ongoing arrangements that include the release of portfolio holding information in accordance with the policy.

The Asset Allocation Account’s Chief Compliance Officer (“CCO”) or his/her delegate may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holding information or waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the Asset Allocation Subaccounts’ policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain

Asset Allocation Subaccounts, and therefore may have substantially similar or nearly identical portfolio holdings as those Asset Allocation Subaccounts.

Certain information in the above section may not apply to all of the Asset Allocation Subaccounts managed by TAM.

There can be no assurance that the Asset Allocation Subaccounts’ policy with respect to disclosure of portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information

MANAGEMENT OF THE ASSET ALLOCATION ACCOUNT

The management of each Asset Allocation Subaccount’s business and affairs is the responsibility of the Board of Directors of Transamerica Financial Life Insurance Company (“TFLIC”). The Board of Directors of TFLIC has established a board (the “Board”) and has delegated certain responsibilities for the operation of the Asset Allocation Subaccounts to the Board. A majority of the members of the Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Board also serve in similar positions with the Funds. Thus, if the interests of an Asset Allocation Funds Subaccount and the Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Asset Allocation Funds Subaccount and the Funds. The Board believes they have structured each Asset Allocation Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for an Asset Allocation Funds Subaccount could be adverse to the interests of a Fund, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and TAM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Before approving any advisory contract, the Board, including a majority of the members who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Fund advisory contract.

Board Members and Officers

The members of the Board (“Board Members”) are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Board because of his current or former service with TAM or an affiliate of TAM. Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Board.

The Board governs each Asset Allocation Subaccount and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Asset Allocation Subaccount and the operation of each Subaccount by its officers. The Board also reviews the management of each Asset Allocation Subaccount’s assets by the investment manager.

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The Asset Allocation Subaccounts are among the funds advised and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 114 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members of the Board, their age, their positions with the Board, and their principal occupations for at least the past five years (their titles may have varied during that period) the number of funds in Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Interested Board Members

Name and Age	Position(s) Held with Board	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – 2022); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”)(2014 – present); Senior Vice President, Transamerica Retirement Solutions LLC (2012 - present); Trust Officer, Massachusetts	114	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016-present);

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Fidelity Trust Company (2014 - 2021); President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016); Vice President, Transamerica Life Insurance Company (2010 – 2016); Vice President, Transamerica Premier Life Insurance Company (2010 – 2016); Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016); Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).
Alan F. Warrick (73)	Board Member	Since 2012	Board Member, TF, TST, and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012-2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired 2010).	114	N/A

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Independent Board Members

Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008– present); Board Member, TPP, TPFG and TPFG II(2008 – 2018); and Partner, KPMG (1975 – 1999)	114	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville,Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).	114	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (56)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	114	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Lauriann C. Kloppenburg (61)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1991 Office, LLC (family	114	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-

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			office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.		profit organization) (2016 – present)
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017-present); Board Member, TPP, TPFG and TPFG II (2017-2018); Chief Investment Officer (“CIO”), Commonfund (2011-2015); Vice Chairman, CIO ING Investment Management Americas (2003-2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994-2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981-1994)	114	N/A
John E. Pelletier (57)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017-present); Board Member, TPP, TPFG and TPFG II (2017-2018); Director, Center for Financial Literacy, Champlain College (2010-present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015-2018); Chairman Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015-2021); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009-2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013-2017); Chief Legal Officer, Eaton Vance Corp (2007-2008) and Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004-2007); General Counsel (1997-2004), Natixis Global Associates.	114	N/A

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Patricia L. Sawyer (71)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	114	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016-present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG, TPFG II (2007-2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	114

Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Remember Honor Support, Inc. (non-profit organization) (2013-2020) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

Board Member, Boley PAR, Inc. (2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

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OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Board and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.

Christopher A. Staples (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present); Vice President and Chief Investment Officer, TET (2017 – 2022); Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present); Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018); Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM; Director, TFS (2005 – 2019); Trust Officer, Massachusetts Fidelity Trust Company (2010 - present); Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and Registered Representative, TFA (2005 – present)

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Thomas R. Wald (61)	Chief Investment Officer	Since 2014	Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – 2022); Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018); Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión; Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020); Senior Vice President and Chief Investment Officer, TAM (2014 – present); Director, TFS (2019—present); and Trust Officer, Massachusetts Fidelity Trust Company (2015 - present).
Vincent J. Toner (51)	Vice President and Treasurer	Since 2014	Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – 2022), TET; Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018); Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM; Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS; Vice President (2016 – present), TCI; and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.
Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019	Anti-Money Laundering Officer, TF, TST, and TAAVF (2019 – present); ); Anti-Money Laundering Officer, TET (2019 – 2022); Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).
Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019	Chief Compliance Officer, Transamerica Funds, TST, and TAAVF (2019 –

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present); Chief Compliance Officer (2019 - present), TAM; Chief Compliance Officer. TET (2019 – 2022); General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 - 2019).
Dennis P. Gallagher (50)	Chief Legal Officer and Vice President	Since 2021; 2006 - 2014	Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 -2014); Assistant Secretary, TF, TST, TET and TAAVF (2019); Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – present); Assistant Secretary (2019); Associate General Counsel, Latin American Operations and International Funds (2014 – 2017); Chairman of the Board, Aegon Global Funds (2013—present); Director, Mongeral Aegon Seguros e Previdencia SA (2017- present); Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); Assistant Vice President, TCI (2007 – 2014); Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014); and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).
Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (53)	Assistant Secretary	Since 2020	Assistant Secretary, Transamerica Funds, TST and TAAVF (2020 – present); Secretary. TET (2021 – 2022); Assistant Secretary, TET (2019 – 2021); Secretary, TET (2019); Senior Counsel, TAM (2008 – present).

* Elected and serves at the pleasure of the Board.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Board, except for the Chief Compliance Officer, receives any compensation from the Subaccounts.

Each of the Board Members, other than Messrs. Nelson, Pelletier, Smit and Warrick and Mses. Ives and Kloppenburg, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Meses. Bane, Ives and Kloppenburg, and Messrs. Nelson, Pelletier, Warrick and Smit, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into Transamerica Mutual Funds. Mr. Smit joined the Board in 2014. Messrs. Nelson and Pelletier both joined the Board in 2017. Mses. Ives and Kloppenburg both joined the Board in 2021.

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The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mses. Ives and Kloppenburg and Messrs. Nelson, Pelletier, Smit and Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Board; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Ms. Ives, audit, securities industry and compliance experience as a fund executive; Ms. Kloppenburg, investment management experience as an executive and board experience; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the Funds. Independent Board Members constitute more than 75% of the Board. The Board currently believes that an interested Chairman is appropriate and is in the best interests of the Funds and their shareholders, and that its committees, as further described below, help ensure that the Funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the Funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the Funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.

Board Committees

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the board committees, the Independent Board Members consider and address important matters involving the funds/Subaccounts, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of each Trust, oversees the quality and integrity of the financial statements of each Trust, approves, prior to appointment, the engagement of each Trust’s independent registered public accounting firm, reviews and evaluates the independent registered

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public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.

The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Board’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

Risk Oversight

Through its oversight of the management and operations of the Subaccounts, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Subaccounts (such as reports about the performance of the Subaccounts); (ii) reviewing compliance reports and approving compliance policies and procedures of the Subaccounts and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including Asset Allocation Subaccount auditors, to review Asset Allocation Subaccount activities; and (v) meeting with the Chief Compliance Officer and other officers of the Subaccounts and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the Subaccounts can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Subaccounts’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Subaccounts’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Subaccounts’ and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the Asset Allocation Subaccounts, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each Asset Allocation Subaccount is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

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Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2021, the Audit Committee met 3 times and the Nominating Committee met 3 times.

Board Member Ownership of Equity Securities

The table below gives the dollar range of shares of each Asset Allocation Subaccount, as well as the aggregate dollar range of shares of all funds and Asset Allocation Subaccounts in the Transamerica Mutual Funds owned by each current Trustee as of December 31, 2021.

Asset Allocation Subaccount	Interested Board Members
	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	Patricia L. Sawyer	John W. Waechter	Fredric A. Nelson III	John E. Pelletier
Transamerica Asset Allocation – Intermediate Horizon	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Intermediate/Long Horizon	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Short Horizon	None	None	None	None	None	None	None	None

Asset Allocation Subaccount	Independent Board Members
	Kathleen T. Ives(a)	Lauriann C. Kloppenburg(a)
Transamerica Asset Allocation – Intermediate Horizon	None	None
Transamerica Asset Allocation – Intermediate/Long Horizon	None	None
Transamerica Asset Allocation – Short Horizon	None	None

(a) Elected to the Board on December 2, 2021.

Transamerica Mutual Funds
Board Member	Aggregate Dollar Range of Equity Securities
Interested Board Members
Marijn P. Smit	over $	100,000
Alan F. Warrick		None
Independent Board Members
Sandra N. Bane		None
Leo J. Hill	over $	100,000
Kathleen T. Ives(a)	over $	100,000
Lauriann C. Kloppenburg(a)	over $	100,000
Fredric A. Nelson III	$50,001-	100,000
John E. Pelletier	over $	100,000
Patricia L. Sawyer	over $	100,000
John W. Waechter	over $	100,000

                             (a) Elected to the Board on December 2, 2021.

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Board Compensation

As of January 1, 2021, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolio company/investment options of Transamerica Funds, TST and TAAVF.

The Board pays a pro rata share of these fees allocable to each series of the Board based on the relative assets of the series.

As of January 1, 2021, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. Each Trust also pays a pro rata share allocable to each series of the Trust based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.

Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds sponsored by TAM, including the series of the Trust.

Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan (the “Deferred Compensation Plan”). Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as a Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members. The liability of each series of the Trust for these amounts is adjusted for market value changes in the elected investment fund(s) and remains a liability to the series until distributed in accordance with the Deferred Compensation Plan. Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

Compensation Table

The following table provides compensation amounts paid to the Independent Board Members by the Asset Allocation Account for the fiscal year ended December 31, 2021. Interested Board Members are not compensated by the Asset Allocation Account. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.

Name of Trustee	Aggregate Compensation from Transamerica Asset Allocation - Short Horizon	Aggregate Compensation from Transamerica Asset Allocation - Intermediate Horizon	Aggregate Compensation from Transamerica Asset Allocation - Intermediate/Long Horizon
Sandra N. Bane	$25	$74	$151
Leo J. Hill	$28	$82	$165
Kathleen T. Ives(a)	$4	$12	$23
David W. Jennings(b)	$24	$69	$138
Lauriann C. Kloppenburg(a)	$4	$12	$23
Fredric A. Nelson III	$23	$69	$139
John Pelletier	$23	$69	$139
Patricia L. Sawyer	$25	$72	$145
John W. Waechter	$23	$69	$139

(a) Elected to the Board on December 2, 2021.

(b) Effective as of December 31, 2021, Mr. Jennings retired as a member of the Board of the Trust.

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Investor Communication Procedures With The Board

The Board Members of the Asset Allocation Account (collectively “Trusts” for this section) have adopted these procedures by which investors of the Asset Allocation Account (collectively, “shareholders”) may send written communications to the Board. Investors may mail written communications to the Board, addressed to the care of the Secretary of the Board (“Secretary”), as follows:

Board Members
Transamerica Asset Allocation Variable Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Board Member of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend each Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

Code Of Ethics

The Asset Allocation Account, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Asset Allocation Account, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Asset Allocation Subaccounts (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

Pursuant to Rule 17j-1 under the 1940 Act, the Asset Allocation Account, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Asset Allocation Subaccounts. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Proxy Voting Policies and Procedures

TAM exercises voting discretion for the Asset Allocation Subaccounts. The proxy voting policies and procedures of TAM are attached hereto in Appendix A.

TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the Asset Allocation Subaccounts by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

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The Asset Allocation Account files Form N-PX, with the complete proxy voting records of the for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the twelve months ended June 30, 2021 is available without charge upon request: (1) On the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TAAVF%20N-PX%202021.pdf; and (2) on the SEC’s website at www.sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

TAM and its affiliate provide investment management and other services to the Asset Allocation Subaccounts. Subject to the supervision of the Board, TAM and its affiliate are responsible for the design and implementation of each Asset Allocation Subaccount’s investment program, the oversight of each Subaccount’s business affairs and the provision of other administrative services, and the provision of transfer agency services to the Subaccounts.

The Investment Manager

The Board has entered into an Investment Advisory Agreement (“Advisory Agreement”), on behalf of each Asset Allocation Subaccount with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, Colorado 80202, serves as the investment manager for the Asset Allocation Subaccounts. TAM provides continuous and regular investment management services to the Asset Allocation Subaccounts. TAM supervises each respective Asset Allocation Subaccount’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each Asset Allocation Subaccount.

TAM is responsible for all aspects of the day–to-day management of the Asset Allocation Subaccounts. TAM’s investment management services also include the provision of supervisory and administrative services to each Asset Allocation Subaccount. These services include performing certain administrative services for the Asset Allocation Subaccounts and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Asset Allocation Subaccounts by State Street , to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Asset Allocation Subaccounts from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain aspects of Subaccount investments; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Subaccounts’ custodian and dividend disbursing agent and monitoring their services to the Subaccounts; assisting the Subaccounts in preparing reports to shareholders; acting as liaison with the Subaccounts’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Subaccounts.

For each of the Funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations to the Funds.

TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is wholly owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Advisory Agreement

TAM has agreed, under each Asset Allocation Subaccount’s Advisory Agreement, to regularly provide the Asset Allocation Subaccount with investment advisory services, including management, supervision and investment research and advice and shall furnish a continuous investment program for the Asset Allocation Subaccount’s selection of securities and other investments consistent with the Subaccount’s investment objectives, policies and restrictions as stated in the prospectus and SAI. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval.

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As compensation for services performed, each Asset Allocation Subaccount pays TAM a fee computed daily at an annual rate of the Asset Allocation Subaccount’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under an Asset Allocation’s Subaccount Advisory Agreement. An Asset Allocation Subaccount bears all expenses not expressly assumed by TAM incurred in the operation of the Asset Allocation Subaccount and the offering of its shares.

The Advisory Agreement for an Asset Allocation Subaccount will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that Asset Allocation Subaccount.

Each Advisory Agreement provides that TAM may render services to others. Under each Asset Allocation Subaccount’s Advisory Agreement, TAM assumes no responsibility other than to render the services called for by the Advisory Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Subaccounts. TAM and its affiliates are not protected, however, against any liability to an Asset Allocation Subaccount to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Each Advisory Agreement provides that it may be terminated with respect to any Asset Allocation Subaccount at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the Subaccount. An Asset Allocation Subaccount may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Asset Allocation Subaccount, accompanied by appropriate notice. The Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

Investment Manager Compensation

TAM receives compensation calculated daily and paid monthly from the Asset Allocation Subaccounts. The Advisory fees each Asset Allocation Subaccount paid during the most recently ended fiscal year, as a percentage of each Asset Allocation Subaccount’s average daily net assets, are included in the prospectus.

Advisory Fees Paid by the Asset Allocation Subaccounts

The following tables set forth the total amounts the Asset Allocation Subaccounts paid to TAM (after waivers/expense reimbursements), and Advisory Fees Waived/Expenses Reimbursed by TAM to the Asset Allocation Subaccounts, if any, for the last three fiscal years.

	2021		2020		2019
Portfolio Companies	Earned	Waived	Earned	Waived	Earned	Waived
Transamerica Balanced II	629,952	0	$570,551	$161	$596,161	$6,435
Transamerica Government Money Market	2,692,628	3,863,689[1]	$3,449,152	$2,759,320	$3,323,724	$485,121
Transamerica High Quality Bond	661,862	23,538	$750,871	$25,698	$957,898	$31,052
Transamerica High Yield Bond	13,602,191	59,057	$10,816,428	$317,259	$1,030,009	$245,653
Transamerica Inflation- Protected Securities	449,639	28,209	$467,841	$27,330	$505,351	$60,560
Transamerica Intermediate Bond	6,872,986	28,500	$7,957,507	$36,908	$10,580,946	$54,954
Transamerica International Equity	37,328,911	171,319	$30,429,749	$102,388	$35,171,270	$98,681
Transamerica Large Core	883,425	0	$880,281	$0	$1,319,811	$687

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Transamerica Large Growth	7,578,926	24,409	$5,769,991	$20,241	$5,213,678	$50,676
Transamerica Large Value Opportunities	1,719,995	3,352	$1,807,521	$8,190	$2,569,281	$4,984
Transamerica Small Cap Growth	2,154,593	357	$1,463,426	$16,959	N/A	N/A
Transamerica Small Cap Value	7,406,571	26	$1,126,455	$75,692	N/A	N/A

Asset Allocation Investment Options	Earned	Waived	Earned	Waived	Earned	Waived
Transamerica Asset Allocation - Short Horizon	$12,194	$0	$12,408	$0	$11,760	$0
Transamerica Asset Allocation - Intermediate Horizon	$35,496	$0	$32,380	$0	$32,179	$0
Transamerica Asset Allocation - Intermediate/Long Horizon	$71,656	$0	$61,300	$0	$59,467	$0

1 For the fiscal year ended 2021, TAM contributed an additional amount of $870,350 to Transamerica Government Money Market in connection with the maintenance of the yield.

Expense Limitation

TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.

In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.

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PORTFOLIO MANAGER INFORMATION

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the Asset Allocation Subaccount’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the Asset Allocation Subaccount that invests in a Subaccount beneficially owned by each portfolio manager are provided below.

In addition to managing the assets of each Asset Allocation Subaccount, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each Asset Allocation Subaccount, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Asset Allocation Subaccount’s most recent fiscal year end, except as otherwise noted.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	7	$763 million	10	$88 million	5	$10.9 million
Kane Cotton, CFA	7	$763 million	10	$88 million	5	$10.9 million
Rufat Garalov, CFA, CAIA,	7	$763 million	10	$88 million	5	$10.9 million

	Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to the advisory fee is based on the performance of the account.)
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	0	$ 0	0	$ 0	0	$ 0
Kane Cotton, CFA	0	$ 0	0	$ 0	0	$ 0
Rufat Garalov, CFA, CAIA,	0	$ 0	0	$ 0	0	$ 0

Compensation

The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other. TAM has policies and procedures in place to mitigate potential conflicts of interest.

Ownership of Securities

As of December 31, 2021, the portfolio manager(s) did not beneficially own any shares of the fund(s).

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Administrative Services

TAM provides supervisory and administrative services to the Transamerica Asset Allocation Account pursuant to the Investment Advisory Agreement with the Trust. TAM provides each Asset Allocation Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Asset Allocation Funds Subaccount’s units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Asset Allocation Funds Subaccount; maintaining liaison with the agents employed by each Asset Allocation Funds Subaccount such as the custodian; assisting each Asset Allocation Funds Subaccount in the coordination of such agents’ activities; and permitting TAM’s employees to serve as officers, managing board members, and committee members of the Asset Allocation Account without cost to the Asset Allocation Funds Account. The agreement provides that TAM may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned. The agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Asset Allocation Subaccount, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Conflicts of Interest

TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the Asset Allocation Subaccounts are engaged in a variety of businesses and have interests other than that of managing the Asset Allocation Subaccounts. Transamerica is a global financial Service Company with many lines of business providing a wide range of financial Services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the Asset Allocation Subaccounts and their investors.

Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.

Transamerica manages or advises other funds and products in addition to the Asset Allocation Subaccounts (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who provide the day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to those of the Asset Allocation Subaccounts and/or engage in transactions in the same types of securities and instruments as the Asset Allocation Subaccounts. Such transactions could affect the prices and availability of the securities and instruments in which an Asset Allocation Subaccount invests, and could have an adverse impact on the Asset Allocation Subaccount’s performance. Other Accounts may buy or sell positions while the Asset Allocation Subaccounts are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Asset Allocation Subaccounts. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of an Asset Allocation Subaccount or may be adverse to a company or issuer in which the Asset Allocation Subaccount has invested.

The results of the investment activities of the Asset Allocation Subaccounts may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the Asset Allocation Subaccounts. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the Asset Allocation Subaccounts or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Asset Allocation Subaccounts.

Transamerica and other financial service providers have conflicts associated with their promotion of the Asset Allocation Subaccounts or other dealings with the Asset Allocation Subaccounts that would create incentives for them to promote the Asset Allocation Subaccounts. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the Asset Allocation Subaccounts or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the Asset Allocation Subaccounts over other accounts or products or to effect transactions differently in the Asset Allocation Subaccounts as compared to other accounts or products. Transamerica has an interest in increasing Asset

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Allocation Subaccount assets, including in circumstances when that may not be in the Asset Allocation Subaccounts’ or their investors’ interests.

Transamerica (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Asset Allocation Subaccounts and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Asset Allocation Subaccounts or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the Asset Allocation Subaccounts and Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates)that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.

Certain Other Accounts are offered as investment options through variable insurance contracts and other retirement products offered and sold by Transamerica insurance companies. TAM also acts as an investment manager with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

TAM serves as investment advisor to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds and asset allocation accounts that invest in affiliated underlying investments and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of fund’s assets among the underlying fund or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub adviser or portfolio construction manager and is subject to conflicts of interest in connection with the selection and allocation by the sub-adviser or portfolio construction manager of the assets of the fund of funds or Other Account. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser or portfolio construction managers, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts. Transamerica will receive more revenue when it or a sub-adviser or portfolio construction manager selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying investments or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying investments or Other Accounts or to those underlying investments or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated subscale underlying investments or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds or funds and certain funds or funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying investments, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying investments. TAM Compliance monitors allocation changes by the funds of funds.

34

TAM may have a financial incentive to implement certain changes to the Asset Allocation Subaccounts or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher management or advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).

The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders.

Such aggregation of assets may create incentives for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement. TAM is a fiduciary for shareholders in the funds and must act in their best interests. As a fiduciary, TAM must put the interests of the funds ahead of its own interests (or the interests of its affiliates), and must conduct the affairs of the funds as would prudent and experienced money managers. Any decision by TAM to recommend the hiring, retention or termination of a sub-adviser for a fund to the fund’s Board and, if required, fund shareholders/investors, must serve the interests of shareholders in that fund without taking into account any potential benefit or harm to any other fund or Other Account or Transamerica.

Brokerage Allocation and Other Practices

Transamerica Asset Allocation Variable Funds are subaccounts of subaccounts and therefore do not participate directly in securities transactions or directly use any broker-dealers.

Brokerage Commissions Paid Affiliated Brokers

The Asset Allocation Subaccounts incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2020.

Sale of Contracts/Principal Underwriter

Transamerica Capital, Inc. (“TCI”), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which were sold by registered representatives who were also licensed insurance agents of TFLIC. We have discontinued new sales of the Contracts. TCI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

TCI will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

Custodian

State Street, located at One Iron Street, Boston, MA 02110, serves as the Trust’s custodian.

State Street, among other things, maintains a custody account or accounts in the name of each underlying investment, receives and delivers all assets for the underlying investments upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the underlying investments and makes disbursements on behalf of the underlying investments. State Street neither determines the underlying investments’ investment policies nor decides which securities the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives

35

transactions. State Street may also act as the Asset Allocation Subaccounts’ securities lending agent and in that case would receive a share of the income generated by such activities.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Unit Value Determination

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange (“NYSE”) is open for business. The unit value is not determined in days when the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding Underlying Investment in which the assets of the particular Variable Funds Subaccount are invested. Units of each Asset Allocation Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Asset Allocation Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Asset Allocation Subaccounts depends on the valuation policies of the Underlying Investments.

HISTORICAL PERFORMANCE DATA

Money Market Yields

We may from time to time disclose the current annualized yield of the money market Subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects

(i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.

Current Yield = ((NCS * ES)/UV) * (365/7)

Where

NCS       = The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the

                  7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES           = Per unit expenses of the

Subaccount for the 7-day period. UV

                = The unit value on the

first day of the 7-day period.

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Because of the charges and deductions imposed under a contract, the yield for the money market Subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. We may also disclose the effective yield of the money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where

NCS       = The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the

                  7-day period attributable to a hypothetical account having a balance of one Subaccount unit.

ES         = Per unit expenses of the

Subaccount for the 7-day period. UV

            = The unit value on the

first day of the 7-day period.

The yield on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

Total Returns

We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using Subaccount unit values which we calculate on each Business Day based on the performance of the Separate Account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.

P (1 + T)N = ERV Where:
T ERV P N	= = = =

The average annual total return net of Subaccount

recurring charges.

The ending redeemable value of the hypothetical

account at the end of the period.

A hypothetical initial payment of $1,000.

The number of years in the period.

Other Performance Data

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

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We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula.

CTR = (ERV / P)-1 Where:
CT R ER V P	= = =

The cumulative total return net of Subaccount recurring

charges for the period.

The ending redeemable value of the hypothetical

investment at the end of the period.

A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular Subaccount commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of contract charges that are currently in effect.

SERVICES

We perform administrative services for the contracts. These services include issuance of the contracts, maintenance of records concerning the contracts, and certain valuation services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statements of assets and liabilities of Transamerica Variable Funds at December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated within the financial statements, incorporated herein, have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report thereon, and are included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

The statements of assets and liabilities of Transamerica Asset Allocation Variable Funds at December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated within the financial statements, incorporated herein by reference from the Transamerica Asset Allocation Variable Funds Annual Report on Form N-CSR for the year ended December 31, 2021, have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report thereon, and are incorporated in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Transamerica Variable Funds and the statutory basis financial statements of TFLIC are included in Part B of this Registration Statement.

The required financial statements of the Transamerica Asset Allocation Variable Funds are incorporated herein by reference from the Transamerica Asset Allocation Variable Funds Annual Report on Form N-CSR for the year ended December  31, 2022, as filed with the Commission on March 3, 2022.

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The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Transamerica Variable Funds or Transamerica Asset Allocation Variable Funds.

Requesting Documents. You may request a free copy of any or all of the information incorporated by reference into the Prospectus and/or SAI (other than exhibits not specifically incorporated by reference into the text of such documents). Please direct any oral or written requests for such documents to our Administrative and Service Office at:

6400 C Street SW

Cedar Rapids, IA 52499

Telephone: (800) 535-5549

APPENDIX A — PROXY VOTING POLICIES

Transamerica Asset Management, Inc.

Proxy Voting Policies and Procedures (“TAM Proxy Policy”)

1. BACKGROUND

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.

2. POLICY

TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.

3. SUB-ADVISED REGISTERED INVESTMENT COMPANIES

TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.

4. ASSET ALLOCATION REGISTERED INVESTMENT COMPANIES

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TAM exercises voting discretion for the Horizon Asset Allocation Funds and the Transamerica 60/40 Allocation VP of the Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”).

TAM manages portfolios for the Transamerica Funds, the Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

Revision History

Date: 4/30/2020

Updated to reflect new format, standalone from fund policy and current processes.

40

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2021

	Government Money Market	High Quality Bond	Inflation- Protected Securities	Intermediate Bond	High Yield Bond
Assets:
Investment in mutual fund, at net asset value	$27,724,240	$9,011,772	$18,285,906	$33,399,434	$3,337,950
Receivable for investments sold	30,244	—	—	—	—
Receivable for units sold	18,060	1,070	5,376	7,271	1,852
Dividends receivable	1	—	—	—	13,177
Receivable for fee reimbursements	26,085	—	—	—	—

Total assets	27,798,630	9,012,842	18,291,282	33,406,705	3,352,979

Liabilities:
Payable for investments purchased	1	458	1,462	6,285	15,028
Payable for units redeemed	48,304	612	3,914	986	—
Accrued mortality and expense risk fees	26,085	8,390	16,827	31,355	3,083

Total liabilities	74,390	9,460	22,203	38,626	18,111

Net assets attributable to annuity contractholders	$27,724,240	$9,003,382	$18,269,079	$33,368,079	$3,334,868

Accumulation units	1,295,538	482,790	568,781	639,737	80,968

Unit value	$21.40	$18.65	$32.12	$52.16	$41.19

Investment in mutual fund (Note 1):
Cost	$27,724,240	$9,152,414	$16,877,081	$33,725,157	$3,276,761

Number of shares	27,724,240	921,449	1,650,353	3,280,887	360,860

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

At December 31, 2021

	Balanced II	Large Value Opportunities	Large Core	Large Growth
Assets:
Investment in mutual fund, at net asset value	$52,823,127	$157,483,104	$124,003,458	$324,731,015
Receivable for units sold	2,472	12,292	4,331	16,046

Total assets	52,825,599	157,495,396	124,007,789	324,747,061

Liabilities:
Payable for investments purchased	616	11,026	2,242	10,287
Payable for units redeemed	1,856	1,266	2,089	5,759
Accrued mortality and expense risk fees	48,876	143,276	113,645	306,052

Total liabilities	51,348	155,568	117,976	322,098

Net assets attributable to annuity contractholders	$52,774,251	$157,339,828	$123,889,813	$324,424,963

Accumulation units	464,442	1,179,428	1,278,582	1,108,800

Unit value	$113.63	$133.40	$96.90	$292.59

Investment in mutual fund (Note 1):
Cost	$42,914,055	$146,287,365	$103,015,058	$267,060,618

Number of shares	4,050,853	15,289,622	10,114,475	21,113,850

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

At December 31, 2021

	Small Cap Growth	Small Cap Value	International Equity	Calvert
Assets:
Investment in mutual fund, at net asset value	$3,455,830	$3,341,093	$47,390,010	$12,895,511
Receivable for units sold	2,725	2,725	9,917	1,361

Total assets	3,458,555	3,343,818	47,399,927	12,896,872

Liabilities:
Payable for investments purchased	2,725	2,725	8,540	106
Payable for units redeemed	—	—	1,377	1,255
Accrued mortality and expense risk fees	3,143	3,022	43,152	11,922

Total liabilities	5,868	5,747	53,069	13,283

Net assets attributable to annuity contractholders	$3,452,687	$3,338,071	$47,346,858	$12,883,589

Accumulation units	241,038	196,874	1,595,538	171,856

Unit value	$14.32	$16.96	$29.67	$74.97

Investment in mutual fund (Note 1):
Cost	$2,972,392	$3,417,361	$39,159,570	$10,025,378

Number of shares	399,057	447,868	2,226,974	4,638,673

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Government Money Market	High Quality Bond	Inflation- Protected Securities	Intermediate Bond	High Yield Bond
Investment income:
Dividend income	$75,553	$192,936	$767,596	$657,085	$149,169

Expenses:
Mortality and expense risk fees	321,360	101,648	199,627	390,171	35,869
Expenses reimbursed	(253,961)	—	—	—	—

Net expenses	67,399	101,648	199,627	390,171	35,869

Net investment income	8,154	91,288	567,969	266,914	113,300

Net realized and unrealized gains (losses) on investments:
Realized gains (losses) on investments	—	(5,616)	288,365	221,987	(1,105)
Realized capital gain distributions received	—	—	—	535,810	—
Change in net unrealized appreciation (depreciation) on investments	—	(167,645)	(197,883)	(1,769,028)	47,627

Net realized and unrealized gains (losses) on investments	—	(173,261)	90,482	(1,011,231)	46,522

Net increase (decrease) in net assets resulting from operations	$8,154	$(81,973)	$658,451	$(744,317)	$159,822

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2021

	Balanced II	Large Value Opportunities	Large Core	Large Growth
Investment income:
Dividend income	$959,565	$14,167,424	$6,145,587	$5,483,622

Expenses:
Mortality and expense risk fees	571,859	1,672,091	1,273,666	3,786,060

Net expenses	571,859	1,672,091	1,273,666	3,786,060

Net investment income	387,706	12,495,333	4,871,921	1,697,562

Net realized and unrealized gains (losses) on investments:
Realized gains (losses) on investments	1,843,890	1,963,444	3,051,317	24,904,403
Realized capital gain distributions received	3,743,333	9,821,714	11,853,705	59,190,787
Change in net unrealized appreciation (depreciation) on investments	1,647,743	12,425,137	9,032,304	(55,825,363)

Net realized and unrealized gains (losses) on investments	7,234,966	24,210,295	23,937,326	28,269,827

Net increase in net assets resulting from operations	$7,622,672	$36,705,628	$28,809,247	$29,967,389

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2021

	Small Cap Growth	Small Cap Value	International Equity	Calvert
Investment income:
Dividend income	$62,382	$981,948	$1,648,987	$191,942

Expenses:
Mortality and expense risk fees	38,088	36,789	524,274	142,332

Net expenses	38,088	36,789	524,274	142,332

Net investment income	24,294	945,159	1,124,713	49,610

Net realized and unrealized gains (losses) on investments:
Realized gains (losses) on investments	126,571	351,856	1,269,220	610,034
Realized capital gain distributions received	284,537	452,284	—	326,346
Change in net unrealized appreciation (depreciation) on investments	102,229	(930,943)	3,059,717	702,238

Net realized and unrealized gains (losses) on investments	513,337	(126,803)	4,328,937	1,638,618

Net increase in net assets resulting from operations	$537,631	$818,356	$5,453,650	$1,688,228

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2021

	Government Money Market	High Quality Bond	Inflation- Protected Securities	Intermediate Bond	High Yield Bond
From operations:
Net investment income	$8,154	$91,288	$567,969	$266,914	$113,300
Net realized gains (losses) from investment	—	(5,616)	288,365	221,987	(1,105)
Realized capital gain distributions received	—	—	—	535,810	—
Change in net unrealized appreciation (depreciation) on investment	—	(167,645)	(197,883)	(1,769,028)	47,627

Net increase (decrease) in net assets resulting from operations	8,154	(81,973)	658,451	(744,317)	159,822

From unit transactions:
Units sold	15,487,025	1,068,827	2,660,875	3,669,166	377,257
Units redeemed	(18,352,975)	(1,379,355)	(3,291,189)	(7,803,686)	(400,225)

Net decrease in net assets resulting from unit transactions	(2,865,950)	(310,528)	(630,314)	(4,134,520)	(22,968)

Total increase (decrease) in net assets	(2,857,796)	(392,501)	28,137	(4,878,837)	136,854

Net assets:
Beginning of year	30,582,036	9,395,883	18,240,942	38,246,916	3,198,014

End of year	$27,724,240	$9,003,382	$18,269,079	$33,368,079	$3,334,868

Units outstanding beginning of year	1,429,480	499,270	588,470	718,482	81,540
Units sold	723,804	56,857	85,288	70,274	9,390
Units redeemed	(857,746)	(73,337)	(104,977)	(149,019)	(9,962)

Units outstanding end of year	1,295,538	482,790	568,781	639,737	80,968

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2021

	Balanced II	Large Value Opportunities	Large Core	Large Growth
From operations:
Net investment income	$387,706	$12,495,333	$4,871,921	$1,697,562
Net realized gains (losses) from investment	1,843,890	1,963,444	3,051,317	24,904,403
Realized capital gain distributions received	3,743,333	9,821,714	11,853,705	59,190,787
Change in net unrealized appreciation (depreciation) on investment	1,647,743	12,425,137	9,032,304	(55,825,363)

Net increase (decrease) in net assets resulting from operations	7,622,672	36,705,628	28,809,247	29,967,389

From unit transactions:
Units sold	1,805,374	6,552,882	4,476,945	11,055,045
Units redeemed	(7,952,724)	(27,531,514)	(16,011,971)	(57,370,091)

Net decrease in net assets resulting from unit transactions	(6,147,350)	(20,978,632)	(11,535,026)	(46,315,046)

Total increase (decrease) in net assets	1,475,322	15,726,996	17,274,221	(16,347,657)

Net assets:
Beginning of year	51,298,929	141,612,832	106,615,592	340,772,620

End of year	$52,774,251	$157,339,828	$123,889,813	$324,424,963

Units outstanding beginning of year	522,704	1,352,991	1,411,984	1,266,809
Units sold	17,038	54,641	51,341	38,602
Units redeemed	(75,300)	(228,204)	(184,743)	(196,611)

Units outstanding end of year	464,442	1,179,428	1,278,582	1,108,800

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2021

	Small Cap Growth	Small Cap Value	International Equity	Calvert
From operations:
Net investment income	$24,294	$945,159	$1,124,713	$49,610
Net realized gains (losses) from investment	126,571	351,856	1,269,220	610,034
Realized capital gain distributions received	284,537	452,284	—	326,346
Change in net unrealized appreciation (depreciation) on investment	102,229	(930,943)	3,059,717	702,238

Net increase (decrease) in net assets resulting from operations	537,631	818,356	5,453,650	1,688,228

From unit transactions:
Units sold	139,985	139,995	2,932,183	448,699
Units redeemed	(560,700)	(993,945)	(7,691,909)	(2,238,073)

Net decrease in net assets resulting from unit transactions	(420,715)	(853,950)	(4,759,726)	(1,789,374)

Total increase (decrease) in net assets	116,916	(35,594)	693,924	(101,146)

Net assets:
Beginning of year	3,335,771	3,373,665	46,652,934	12,984,735

End of year	$3,452,687	$3,338,071	$47,346,858	$12,883,589

Units outstanding beginning of year	271,409	251,922	1,761,522	197,231
Units sold	10,470	8,732	102,055	6,374
Units redeemed	(40,841)	(63,780)	(268,039)	(31,749)

Units outstanding end of year	241,038	196,874	1,595,538	171,856

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Period/Year Ended December 31, 2020

	Government Money Market	High Quality Bond	Inflation- Protected Securities	Intermediate Bond	High Yield Bond	Balanced II
From operations:
Net investment income (loss)	$6,451	$163,283	$39,396	$966,535	$128,136	$149,885
Net realized gains (losses) from investment	—	(9,220)	173,557	447,667	(25,461)	855,116
Realized capital gain distributions received	—	—	—	698,540	—	1,860,043
Change in net unrealized appreciation (depreciation) on investment	—	61,933	1,242,959	207,930	6,366	3,693,838

Net increase (decrease) in net assets resulting from operations	6,451	215,996	1,455,912	2,320,672	109,041	6,558,882

From unit transactions:
Units sold	42,263,057	1,744,159	2,731,389	8,504,875	504,556	5,595,788
Units redeemed	(29,750,856)	(2,021,305)	(3,856,986)	(8,985,452)	(468,103)	(7,923,386)

Net increase (decrease) in net assets resulting from unit transactions	12,512,201	(277,146)	(1,125,597)	(480,577)	36,453	(2,327,598)

Total increase (decrease) in net assets	12,518,652	(61,150)	330,315	1,840,095	145,494	4,231,284

Net assets:
Beginning of year	18,063,384	9,457,033	17,910,627	36,406,821	3,052,520	47,067,645

End of year	$30,582,036	$9,395,883	$18,240,942	$38,246,916	$3,198,014	$51,298,929

Units outstanding beginning of year	844,637	513,809	626,880	728,212	80,102	548,960
Units sold	1,975,454	94,513	92,139	163,389	14,230	62,635
Units redeemed	(1,390,611)	(109,052)	(130,549)	(173,119)	(12,792)	(88,891)

Units outstanding end of year	1,429,480	499,270	588,470	718,482	81,540	522,704

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Period/Year Ended December 31, 2020

	Large Value Opportunities	Large Core	Large Growth	Small Cap Growth (1)	Small Cap Value (1)	International Equity	Calvert
From operations:
Net investment income (loss)	$1,799,851	$593,239	$19,686,672	$(13,634)	$(6,093)	$131,778	$184,139
Net realized gains (losses) from investment	(3,313,016)	629,874	14,451,371	13,549	78,014	(163,348)	531,589
Realized capital gain distributions received	—	7,637,376	24,996,295	250,836	—	—	225,741
Change in net unrealized appreciation (depreciation) on investment	(3,233,402)	4,623,880	90,652,850	381,209	854,675	2,515,268	617,455

Net increase (decrease) in net assets resulting from operations	(4,746,567)	13,484,369	149,787,188	631,960	926,596	2,483,698	1,558,924

From unit transactions:
Units sold	9,018,424	5,448,215	15,092,728	2,965,870	2,965,870	4,022,556	1,149,920
Units redeemed	(25,200,668)	(15,104,874)	(53,852,600)	(262,059)	(518,801)	(7,541,797)	(2,072,956)

Net increase (decrease) in net assets resulting from unit transactions	(16,182,244)	(9,656,659)	(38,759,872)	2,703,811	2,447,069	(3,519,241)	(923,036)

Total increase (decrease) in net assets	(20,928,811)	3,827,710	111,027,316	3,335,771	3,373,665	(1,035,543)	635,888

Net assets:
Beginning of year	162,541,643	102,787,882	229,745,304	—	—	47,688,477	12,348,847

End of year	$141,612,832	$106,615,592	$340,772,620	$3,335,771	$3,373,665	$46,652,934	$12,984,735

Units outstanding beginning of year	1,522,444	1,557,330	1,465,380	—	—	1,903,234	213,856
Units sold	96,929	84,700	76,686	296,158	295,921	192,500	18,926
Units redeemed	(266,382)	(230,046)	(275,257)	(24,749)	(43,999)	(334,212)	(35,551)

Units outstanding end of year	1,352,991	1,411,984	1,266,809	271,409	251,922	1,761,522	197,231

(1)	Commencement of Operations was August 1, 2020.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations							Ratios to Average Net Assets
For the Period/ Year Ended	Unit Value Beginning of Period/ Year	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Operations	Unit Value, End of Period/ Year	Net Assets, End of Period/Year	Total Return *	Gross Expenses		Net Expenses, (Net of Reimbursements)		Net Investment Income (Loss) (Net of Reimbursements)		Portfolio Turnover
Government Money Market
12/31/2021	$21.39	$0.01		$(0.00)	$0.01	$21.40	$27,724,240	0.03%	1.10	%(b)	0.23	%(b)(c)	0.03%		12%
12/31/2020	21.39	0.01		(0.01)	(0.00)	21.39	30,582,036	0.04	1.10	(b)	0.36	(b)(d)	0.03		39
12/31/2019	21.20	0.18		0.01	0.19	21.39	18,063,384	0.92	1.10	(b)	1.10	(b)	0.86		22
12/31/2018	21.09	0.11		—	0.11	21.20	18,784,876	0.51	1.10	(b)	1.08	(b)(e)	0.50		46
12/31/2017	21.09	—	(a)	— (a)	— (a)	21.09	20,229,390	—	1.33	(b)(f)	0.87	(b)(f)(g)(h)	—	(i)	N/A

High Quality Bond
12/31/2021	18.82	0.19		(0.36)	(0.17)	18.65	9,003,382	(0.91)	1.10	(b)	1.10	(b)	0.99		10
12/31/2020	18.41	0.32		0.09	0.41	18.82	9,395,883	2.25	1.10	(b)	1.10	(b)	1.74		15
12/31/2019	17.74	0.37		0.30	0.67	18.41	9,457,033	3.73	1.10	(b)	1.10	(b)	2.03		11
12/31/2018	17.72	0.29		(0.27)	0.02	17.74	9,564,328	0.15	1.10	(b)	1.10	(b)	1.64		14
12/31/2017	17.68	0.12		(0.08)	0.04	17.72	10,058,944	0.24	1.22	(b)(f)	1.22	(b)(g)	0.66		14

Inflation-Protected Securities
12/31/2021	31.00	0.98		0.14	1.12	32.12	18,269,079	3.62	1.10	(b)	1.10	(b)	3.13		15
12/31/2020	28.57	0.07		2.36	2.43	31.00	18,240,942	8.49	1.10	(b)	1.10	(b)	0.22		12
12/31/2019	26.67	0.14		1.76	1.90	28.57	17,910,627	7.12	1.10	(b)	1.10	(b)	0.51		8
12/31/2018	27.31	0.68		(1.32)	(0.64)	26.67	16,901,905	(2.34)	1.10	(b)	1.10	(b)	2.54		11
12/31/2017	26.90	0.03		0.38	0.41	27.31	19,010,405	1.51	1.24	(b)(f)	1.23	(b)(g)(h)	0.13		12

Intermediate Bond
12/31/2021	53.23	0.39		(1.46)	(1.07)	52.16	33,368,079	(2.02)	1.10	(b)	1.10	(b)	0.75		9
12/31/2020	49.99	1.35		1.89	3.24	53.23	38,246,916	6.48	1.10	(b)	1.10	(b)	2.60		18
12/31/2019	46.38	0.82		2.79	3.61	49.99	36,406,821	7.79	1.10	(b)	1.10	(b)	1.68		11
12/31/2018	47.20	0.80		(1.62)	(0.82)	46.38	35,183,260	(1.73)	1.10	(b)	1.10	(b)	1.73		11
12/31/2017	45.72	0.58		0.90	1.48	47.20	38,821,809	3.24	1.19	(b)(f)	1.19	(b)(g)	1.23		8

High Yield Bond
12/31/2021	39.22	1.40		0.57	1.97	41.19	3,334,868	5.03	1.10	(b)	1.10	(b)	3.47		11
12/31/2020	38.11	1.55		(0.44)	1.11	39.22	3,198,014	2.90	1.10	(b)	1.10	(b)	4.26		13
12/31/2019	33.73	1.71		2.67	4.38	38.11	3,052,520	12.99	1.10	(b)	1.10	(b)	4.69		9
12/31/2018	34.95	1.68		(2.90)	(1.22)	33.73	2,763,885	(3.47)	1.10	(b)	1.10	(b)	4.83		13
12/31/2017	32.89	1.60		0.46	2.06	34.95	3,105,076	6.23	1.23	(b)(f)	1.23	(b)(g)	4.67		10

Balanced II
12/31/2021	98.14	0.79		14.70	15.49	113.63	52,774,251	15.78	1.10	(b)	1.10	(b)	0.75		11
12/31/2020	85.74	0.28		12.12	12.40	98.14	51,298,929	14.46	1.10	(b)	1.10	(b)	0.32		13
12/31/2019	71.08	0.80		13.86	14.66	85.74	47,067,645	20.64	1.10	(b)	1.10	(b)	1.01		6
12/31/2018	74.47	0.54		(3.93)	(3.39)	71.08	42,928,607	(4.56)	1.10	(b)	1.10	(b)	0.72		7
12/31/2017	65.86	0.33		8.28	8.61	74.47	49,965,345	13.07	1.50	(b)(f)	1.46	(b)(g)(h)	0.47		33

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets
For the Period/ Year Ended	Unit Value Beginning of Period/ Year	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Operations	Unit Value, End of Period/ Year	Net Assets, End of Period/Year	Total Return *	Gross Expenses		Net Expenses, (Net of Reimbursements)		Net Investment Income (Loss) (Net of Reimbursements)	Portfolio Turnover
Large ValueOpportunities
12/31/2021	$104.67	$9.93	$18.80	$28.73	$133.40	$157,339,828	27.46%	1.10	%(b)	1.10	%(b)	8.22%	17%
12/31/2020	106.76	1.26	(3.35)	(2.09)	104.67	141,612,832	(1.96)	1.10	(b)	1.10	(b)	1.34	5
12/31/2019	87.50	1.30	17.96	19.26	106.76	162,541,643	22.02	1.10	(b)	1.10	(b)	1.32	4
12/31/2018	96.72	4.27	(13.49)	(9.22)	87.50	146,635,628	(9.53)	1.10	(b)	1.10	(b)	4.44	13
12/31/2017	84.59	0.50	11.63	12.13	96.72	179,649,606	14.33	1.26	(b)(f)	1.26	(b)(g)(h)	0.57	10
Large Core
12/31/2021	75.51	3.63	17.76	21.39	96.90	123,889,813	28.33	1.10	(b)	1.10	(b)	4.21	13
12/31/2020	66.00	0.40	9.11	9.51	75.51	106,615,592	14.40	1.10	(b)	1.10	(b)	0.61	11
12/31/2019	52.50	0.44	13.06	13.50	66.00	102,787,882	25.71	1.10	(b)	1.10	(b)	0.73	3
12/31/2018	56.82	2.34	(6.66)	(4.32)	52.50	89,236,394	(7.60)	1.10	(b)	1.10	(b)	4.06	12
12/31/2017	46.58	0.47	9.77	10.24	56.82	105,649,066	22.00	1.22	(b)(f)	1.22	(b)(g)(h)	0.92	8
Large Growth
12/31/2021	269.00	1.43	22.16	23.59	292.59	324,424,963	8.77	1.10	(b)	1.10	(b)	0.49	15
12/31/2020	156.78	14.49	97.73	112.22	269.00	340,772,620	71.58	1.10	(b)	1.10	(b)	7.22	17
12/31/2019	117.87	(0.54)	39.45	38.91	156.78	229,745,304	33.02	1.10	(b)	1.10	(b)	(0.38)	12
12/31/2018	119.43	(0.62)	(0.94)	(1.56)	117.87	189,627,404	(1.31)	1.10	(b)	1.10	(b)	(0.48)	10
12/31/2017	90.93	(0.39)	28.89	28.50	119.43	209,495,596	31.34	1.22	(b)(f)	1.22	(b)(g)	(0.36)	8
Small Cap Growth ^
12/31/2021	12.29	0.10	1.93	2.03	14.32	3,452,687	16.55	1.10	(b)	1.10	(b)	0.70	14
12/31/2020	10.00	(0.05)	2.34	2.29	12.29	3,335,771	22.91	1.10	(b)	1.10	(b)	(1.10)	9

Small Cap Value ^
12/31/2021	13.39	4.51	(0.94)	3.57	16.96	3,338,071	26.61	1.10	(b)	1.10	(b)	28.26	30
12/31/2020	10.00	(0.02)	3.41	3.39	13.39	3,373,665	33.92	1.10	(b)	1.10	(b)	(0.47)	17

International Equity
12/31/2021	26.48	0.68	2.51	3.19	29.67	47,346,858	12.05	1.10	(b)	1.10	(b)	2.36	7
12/31/2020	25.06	0.07	1.35	1.42	26.48	46,652,934	5.70	1.10	(b)	1.10	(b)	0.31	7
12/31/2019	20.90	0.42	3.74	4.16	25.06	47,688,477	19.90	1.10	(b)	1.10	(b)	1.83	6
12/31/2018	25.10	0.19	(4.39)	(4.20)	20.90	41,769,063	(16.74)	1.10	(b)	1.10	(b)	0.78	10
12/31/2017	20.68	0.39	4.03	4.42	25.10	52,781,188	21.35	1.26	(b)(f)	1.26	(b)(g)	1.67	7

Calvert
12/31/2021	65.84	0.27	8.86	9.13	74.97	12,883,589	13.87	1.10	(b)	1.10	(b)	0.38	6
12/31/2020	57.74	0.92	7.18	8.10	65.84	12,984,735	14.01	1.10	(b)	1.10	(b)	1.56	12
12/31/2019	46.81	0.38	10.55	10.93	57.74	12,348,847	23.36	1.10	(b)	1.10	(b)	0.71	8
12/31/2018	48.61	1.78	(3.58)	(1.80)	46.81	10,874,397	(3.70)	1.10	(b)	1.10	(b)	3.65	12
12/31/2017	43.88	0.46	4.27	4.73	48.61	13,916,339	10.78	1.10	(b)	1.10	(b)	0.99	5

^	Commencement of Operations was August 1, 2020. Total return and portfolio turnover are not annualized.
*	Actual return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
(a)	Amount rounds to less than 0.01 or (0.01).
(b)	Excludes the expenses of the Underlying Fund or Calvert Portfolio.
(c)	Expenses waived to sustain a positive yield had an impact of 0.87%.
(d)	Expenses waived to sustain a positive yield had an impact of 0.74%.
(e)	Expenses waived to sustain a positive yield had an impact of 0.02%.
(f)	Expenses waived to sustain a positive yield had an impact of 0.46%.
(g)	Includes expenses allocated from the Series Portfolios for the time period preceding each Series Portfolio’s reorganization effective date.
(h)	Includes reimbursement of fees at the underlying Series Portfolio level.
(i)	Amount rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Variable Funds (individually, a “Subaccount” and collectively, “TVF”) is a separate investment account established on November 30, 1993, by Transamerica Financial Life Insurance Company (“TFLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), under the laws of the State of New York. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group.

TVF operates as a unit investment trust under the Investment Company Act of 1940, as amended. TVF holds assets that are segregated from all of TFLIC’s other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by TFLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TFLIC is the legal holder of the assets in TVF.

There are currently thirteen Subaccounts within TVF which are available to contractholders of Group Plans. Each Subaccount operates as a “fund of fund”, and with the exception of the Calvert Subaccount, invests all of its investable assets in a corresponding series of Transamerica Funds (the “Underlying Funds” or the “Trust”). Prior to a reorganization, each Subaccount, with the exception of the Small Cap Growth, Small Cap Value and Calvert Subaccounts, operated as a feeder within a master/feeder structure and invested all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). The Calvert Subaccount invests in the Calvert VP SRI Balanced Portfolio (the “Calvert Portfolio”), a series of Calvert Variable Series, Inc. The shareholder reports of the Trust and the Calvert Portfolio, including the Schedules of Investments, should be read in conjunction with TVF’s financial statements.

Subaccount	Underlying Fund
Government Money Market (1)	Transamerica Government Money Market Fund, Class I3
High Quality Bond (1)	Transamerica High Quality Bond Fund, Class I3
Inflation Protected Securities (1)	Transamerica Inflation-Protected Securities Fund, Class I3
Intermediate Bond (1)	Transamerica Intermediate Bond Fund, Class I3
High Yield Bond (1)	Transamerica High Yield Bond Fund, Class I3
Balanced II (1)	Transamerica Balanced II Fund, Class I3
Large Value Opportunities (1)	Transamerica Large Value Opportunities Fund, Class I3
Large Core (1)	Transamerica Large Core Fund, Class I3
Large Growth (1)	Transamerica Large Growth Fund, Class I3
Small Cap Value (2)	Transamerica Small Cap Value Fund, Class I3
Small Cap Growth (2)	Transamerica Small Cap Growth Fund, Class I3
International Equity (1)	Transamerica International Equity Fund, Class I3
Calvert (1)	Calvert VP SRI Balanced Portfolio (“Calvert Portfolio’)

(1)	Commencement of operations was August 18, 1994.
(2)	Commencement of operations was August 1, 2020.

The Series Portfolio’s Board of Trustees (the “Board”) and shareholders approved the reorganization of each series of the Series Portfolio (the “Target Portfolios”) into new and existing funds within the Trust (the ‘Destination Funds”). Each Subaccount, as a Target Portfolio shareholder, received newly issued Class I3 shares of the corresponding Destination Fund.

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following reorganizations occurred into existing Destination Funds:

Target Portfolio	Destination Fund	Effective Date
Transamerica Partners Government Money Market Portfolio	Transamerica Government Money Market	10/13/2017
Transamerica Partners Core Bond Portfolio	Transamerica Intermediate Bond	3/24/2017
Transamerica Partners High Yield Bond Portfolio	Transamerica High Yield Bond	3/24/2017
Transamerica Partners Small Core Portfolio	Transamerica Small Cap Core	3/10/2017
Transamerica Partners International Equity Portfolio	Transamerica International Equity	3/10/2017

The following reorganizations occurred into newly organized Destination Funds:

Target Portfolio	Destination Fund	Effective Date
Transamerica Partners High Quality Bond Portfolio	Transamerica High Quality Bond	4/21/2017
Transamerica Partners Inflation-Protected Securities Portfolio	Transamerica Inflation-Protected Securities	4/21/2017
Transamerica Partners Balanced Portfolio	Transamerica Balanced II	9/15/2017
Transamerica Partners Large Value Portfolio	Transamerica Large Value Opportunities	5/05/2017
Transamerica Partners Large Core Portfolio	Transamerica Large Core	3/10/2017
Transamerica Partners Large Growth Portfolio	Transamerica Large Growth	3/10/2017

From time to time, TVF may have a concentration of several contractholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on TVF.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company accounting and reporting guidance Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by TVF.

Investments: The investments by the Subaccounts in the Underlying Funds or the Calvert Portfolio are valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (“NYSE”) (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Trust can be found in Note 3 of the Trust’s Notes to Financial Statements or for the Calvert Portfolio, in Note A of the Calvert Portfolio’s Notes to Financial Statements.

Investment Income and Expenses: Dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

In addition to an asset-based fee assessed to the Subaccounts, each Subaccount will indirectly bear the fees and expenses reflected in the corresponding Underlying Fund’s or Calvert Portfolio’s unit value.

Prior to the effective date of each reorganization, each Subaccount, except for the Calvert Subaccount, was allocated its share of income and expenses from its corresponding Series Portfolio. All of the investment income and

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

expenses and realized and unrealized gains and losses from the securities transactions of the corresponding Series Portfolio were allocated pro-rata among the investors and were recorded by the Subaccounts on a daily basis.

Distributions to Contractholders: The net investment income, if any, and realized and unrealized gains and losses earned by each Subaccount are accumulated and reinvested in the Subaccount, rather than distributed or allocated to the contractholders.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of the NYSE each day the NYSE is open for business. Participants may contribute to or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.

Federal Income Taxes: The operations of TVF form a part of, and are taxed with, the operations of TFLIC. TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized or unrealized capital gains attributable to TVF. Based upon this expectation, no charges are currently being deducted from TVF for federal income tax purposes. TFLIC identifies its major tax jurisdictions as US Federal, all fifty states and the District of Columbia.

TVF recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, TVF recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations. Management has evaluated TVF’s tax provisions taken for all open tax years 2018-2020, as 2021 has not yet been filed, and has concluded that no provision for income tax is required in TVF’s financial statements.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The values of the Subaccounts’ investments in the Trust and in the Calvert Portfolio are valued at the net asset value per share at the close of business of the NYSE, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1 that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-

traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. SECURITY VALUATIONS (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Investment company securities are valued at the net asset value of the underlying portfolio. These mutual funds are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy. There are no Level 2 or Level 3 investments held as of December 31, 2021.

NOTE 3. FEES AND RELATED PARTY TRANSACTIONS

All Subaccounts, except the Calvert Subaccount, purchase shares of a series of the Trust. The unit value of each series of the Trust reflects the investment management fee charged by Transamerica Asset Management, Inc. (“TAM”), the investment manager of the Trust, which provides investment advice and related services to the Trust. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by AEGON USA. AEGON USA is wholly owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by AEGON International B.V., which is wholly owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.

TFLIC reserves the right to deduct an annual contract charge from a participant’s account to reimburse TFLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TFLIC has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

Daily charges to TVF for mortality and expense risk fees assumed by TFLIC were computed at an annual rate of 1.10%; however, TFLIC reserves the right to charge maximum fees of 1.25% of daily average net assets upon written notice.

In order to avoid a negative yield in the Government Money Market Subaccount (“Money Market”), TFLIC may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject to recapture by TFLIC during the calendar year in which it was waived. There were no amounts recaptured during the year ended December 31, 2021 and no amounts subject to recoupment in future years.

Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the captions “Expenses reimbursed”. There is no guarantee that Money Market will be able to avoid a negative yield. The amount waived during the year ended December 31, 2021 was $253,961.

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4. PORTFOLIO TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Government Money Market	$3,641,566	$6,505,687
High Quality Bond	936,290	1,155,988
Inflation-Protected Securities	2,767,978	2,830,520
Intermediate Bond	3,189,528	6,525,377
High Yield Bond	463,690	373,247
Balanced II	5,645,449	7,660,750
Large Value Opportunities	26,876,879	25,526,145
Large Core	19,724,405	14,518,193
Large Growth	67,261,475	52,701,174
Small Cap Value	1,522,799	979,396
Small Cap Growth	465,943	577,678
International Equity	3,122,542	6,757,126
Calvert	730,331	2,143,823

NOTE 5. RISK FACTORS

Market risk: The market values of the Underlying Funds’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of an Underlying Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5. RISK FACTORS (continued)

Market risk (continued)

low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of an Underlying Fund’s investments, impair an Underlying Fund’s ability to satisfy redemption requests, and negatively impact an Underlying Fund’s performance.

Underlying funds risk: Because each Subaccount invests its assets in an Underlying Fund, its ability to achieve its investment objective depends largely on the performance on the Underlying Fund in which it invests. Investing in Underlying Funds subjects the Subaccounts to the risks of investing in the underlying securities or assets held by those Underlying Funds. Each Underlying Fund has its own investment risks, and those risks can affect the value of the Underlying Fund’s shares, and therefore the value of a Subaccount’s investment. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, a Subaccount will bear a pro rata portion of the operating expenses of the Underlying Fund in which it invests.

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through February 28, 2022, which is the date that these financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contractholders of Transamerica Variable Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Variable Funds (“TVF”) (comprising Government Money Market, High Quality Bond, Inflation-Protected Securities, Intermediate Bond, High Yield Bond, Balanced II, Large Value Opportunities, Large Core, Large Growth, Small Cap Value, Small Cap Growth, International Equity, and Calvert (collectively referred to as the “Subaccounts”)) as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Pooled Account at December 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund	Statement of operations	Statements of changes in net assets	Financial highlights
Government Money Market High Quality Bond Inflation-Protected Securities Intermediate Bond High Yield Bond Balanced II Large Value Opportunities Large Core Large Growth International Equity Calvert	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small Cap Growth Small Cap Value	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from August 1, 2020 (commencement of operations) to December 31, 2020

Basis for Opinion

These financial statements are the responsibility of TVF’s management. Our responsibility is to express an opinion on each of the Subaccount’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to TVF in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. TVF is not required to have, nor were we engaged to perform, an audit of TVF’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of TVF’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the TVF’s auditor since 2010.

Boston, Massachusetts

February 28, 2022

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2021, 2020 and 2019

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, of changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2021, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2021 and summary of investments - other than investments in related parties as of December 31, 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2022

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2021	2020

Admitted assets
Cash, cash equivalents and short-term investments	$343	$598
Bonds	5,773	5,913
Preferred stocks	8	7
Common stocks	8	10
Mortgage loans on real estate	1,636	1,548
Policy loans	136	131
Securities lending reinvested collateral assets	396	398
Derivatives	154	232
Other invested assets	251	341

Total cash and invested assets	8,705	9,178

Accrued investment income	70	72
Premiums deferred and uncollected	8	11
Net deferred income tax asset	27	34
Other assets	73	67
Separate account assets	26,663	24,153

Total admitted assets	$35,546	$33,515

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$6,753	$7,040
Policy and contract claim reserves	44	43
Liability for deposit-type contracts	34	31
Transfers from separate accounts due or accrued	(83)	(102)
Asset valuation reserve	104	118
Interest maintenance reserve	35	25
Derivatives	142	219
Payable for collateral under securities loaned and other transactions	436	441
Borrowed money	20	147
Other liabilities	309	322
Separate account liabilities	26,663	24,153

Total liabilities	34,457	32,437

Total capital and surplus	1,089	1,078

Total liabilities and capital and surplus	$35,546	$33,515

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Revenues
Premiums and annuity considerations	$5,222	$5,235	$5,306
Net investment income	342	311	344
Fee revenue and other income	292	269	534

Total revenue	5,856	5,815	6,184

Benefits and expenses
Death benefits	95	109	69
Annuity benefits	176	136	117
Accident and health benefits	62	56	45
Surrender benefits	5,642	6,871	6,667
Other benefits	10	8	9
Net increase (decrease) in reserves	(287)	678	(140)
Commissions	104	124	132
Net transfers to (from) separate accounts	(387)	(2,323)	(1,201)
General insurance expenses and other	120	113	124

Total benefits and expenses	5,535	5,772	5,822

Gain (loss) from operations before federal income taxes	321	43	362
Federal income tax (benefit) expense	17	20	21

Net gain (loss) from operations	304	23	341
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(115)	56	17

Net income (loss)	$189	$79	$358

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2019	$2	$879	$11	$198	$1,090
Net income (loss)	—	—	2	356	358
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(19)	(19)
Change in net deferred income tax asset	—	—	—	19	19
Change in nonadmitted assets	—	—	—	(14)	(14)
Change in asset valuation reserve	—	—	—	(13)	(13)
Change in surplus as a result of reinsurance	—	—	—	(225)	(225)
Return of capital	—	(100)	—	—	(100)
Dividends to stockholders	—	—	—	(75)	(75)
Other changes - net	—	—	—	4	4

Balance at December 31, 2019	$2	$779	$13	$231	$1,025
Net income (loss)	—	—	—	79	79
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(7)	(7)
Change in net deferred income tax asset	—	—	—	(4)	(4)
Change in nonadmitted assets	—	—	—	6	6
Change in reserve on account of change valuation basis	—	—	—	132	132
Change in asset valuation reserve	—	—	—	15	15
Return of capital	—	(95)	—	—	(95)
Dividends to stockholders	—	—	—	(75)	(75)
Other changes - net	—	—	—	2	2

Balance at December 31, 2020	$2	$684	$13	$379	$1,078

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2020	$2	$684	$13	$379	$1,078
Net income (loss)	—	—	—	189	189
Change in net unrealized capital gains/losses, net of taxes	—	—	—	12	12
Change in net deferred income tax asset	—	—	—	7	7
Change in nonadmitted assets	—	—	—	(11)	(11)
Change in asset valuation reserve	—	—	—	14	14
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	—	2	(2)	—

Balance at December 31, 2021	$2	$684	$15	$388	$1,089

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Operating activities
Premiums and annuity considerations	$5,229	$5,235	$5,306
Net investment income	348	322	355
Other income	291	273	307
Benefit and loss related payments	(5,993)	(7,168)	(6,919)
Net transfers from separate accounts	405	2,416	1,188
Commissions and operating expenses	(217)	(243)	(250)
Federal income taxes (paid) received	(4)	(28)	(8)

Net cash provided by (used in) operating activities	59	807	(21)

Investing activities
Proceeds from investments sold, matured or repaid	$1,709	$1,682	$2,126
Costs of investments acquired	(1,662)	(2,321)	(1,944)
Net change in policy loans	(5)	—	—

Net cash provided by (used in) investing activities	$42	$(639)	$182

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$—	$(96)	$(100)
Net deposits (withdrawals) on deposit-type contracts	2	—	(1)
Net change in borrowed money	(126)	80	66
Net change in payable for collateral under securities lending and other transactions	(5)	69	1
Other cash (applied) provided	(27)	12	57
Dividends to stockholders	(200)	(75)	(75)

Net cash provided by (used in) financing and miscellaneous activities	(356)	(10)	(52)

Net increase (decrease) in cash, cash equivalents and short-term investments	(255)	158	109

Cash, cash equivalents and short-term investments:
Beginning of year	598	440	331

End of year	$343	$598	$440

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

1.	Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed annuity, variable life and annuity products, group life coverages, life insurance, index universal life, and guaranteed investment contracts. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the RBC (Risk Based Capital) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $14. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company uses various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivables, accounts receivable, general insurance receivables and receivables from parent, subsidiaries and affiliates. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of remittances, current federal income tax payable, payable for securities, unearned investment income, and accrued expenses.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a substantive change, as well as items classified by the NAIC as nonsubstantive changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper No. 164, Preferred Stock, to update the definitions, measurement and impairment guidance for redeemable vs. perpetual preferred stock and mandatory convertible holdings. With the adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 106, Affordable Care Act Section 9010 Assessment, which supersede SSAP No. 106 and nullify Interpretation (INT) 18-02: ACA Section 9010 Assessment Moratoriums. The Section 9010 assessment was repealed by the House of Representatives and Senate for calendar years beginning January 1, 2021. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2020, the Company has adopted the new rules released by the New York State Department of Financial Services (NYDFS) determining the minimum required reserves for Variable Annuities (VA) under “Insurance Regulation 213” (Reg 213). This new rule replaces New York Regulation 151 that was the basis for reporting through September 30, 2020. The approved transition approach will not result in adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company has reported the decrease to the reserve of $129 as a Change in Valuation Basis recognized as a change in surplus. The full amount of the change was reported in the 2020 financial statements. As of the date of transition, the Company is fully compliant with the provisions of Reg 213.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2021 and 2020, respectively:

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$198	$198	$174	$24	$—
Bonds	6,392	5,773	680	5,690	22
Preferred stocks, other than affiliates	8	8	—	8	—
Common stocks, other than affiliates	8	8	1	—	7
Mortgage loans on real estate	1,745	1,636	—	—	1,745
Other invested assets	32	27	—	32	—
Derivative assets:
Interest rate swaps	144	144	—	144	—
Currency swaps	6	4	—	6	—
Credit default swaps	7	5	—	7	—
Equity swaps	1	1	—	1	—
Interest rate futures	1	1	1	—	—
Derivative assets total	159	155	1	158	—
Policy loans	136	136	—	136	—
Securities lending reinvested collateral	358	358	—	358	—
Separate account assets	26,631	26,628	25,641	990	—

Liabilities
Investment contract liabilities	4,539	4,450	—	1	4,538
Derivative liabilities:
Interest rate swaps	149	125	—	149	—
Currency swaps	1	4	—	1	—
Credit default swaps	(1)	—	—	(1)	—
Equity swaps	13	13	—	13	—
Derivative liabilities total	162	142	—	162	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	396	396	—	396	—
Payable for derivative cash collateral	40	40	—	40	—
Separate account liabilities	26,195	26,195	—	25,711	484

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$552	$552	$522	$30	$—
Bonds	6,809	5,913	751	6,056	2
Preferred stocks, other than affiliates	7	7	—	7	—
Common stocks, other than affiliates	9	9	3	—	6
Mortgage loans on real estate	1,681	1,548	—	—	1,681
Other invested assets	28	23	—	28	—
Derivative assets:
Interest rate swaps	223	223	—	223	—
Currency swaps	2	1	—	2	—
Credit default swaps	6	4	—	6	—
Equity swaps	1	1	—	1	—
Interest rate futures	2	2	2	—	—
Equity futures	1	1	1	—	—
Derivative assets total	235	232	3	232	—
Policy loans	131	131	—	131	—
Securities lending reinvested collateral	340	340	—	340	—
Separate account assets	24,162	24,146	23,130	1,032	—

Liabilities
Investment contract liabilities	4,928	4,808	—	1	4,927
Derivative liabilities:
Interest rate swaps	207	196	—	207	—
Currency swaps	4	8	—	4	—
Credit default swaps	(1)	—	—	(1)	—
Equity swaps	15	15	—	15	—
Derivative liabilities total	225	219	—	225	—
Dollar repurchase agreements	146	146	—	146	—
Payable for securities lending	398	398	—	398	—
Payable for derivative cash collateral	43	43	—	43	—
Separate account liabilities	23,722	23,720	—	23,221	501

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2021 and 2020:

	2021

	Level 1	Level 2	Level 3	Total

Assets:
Bonds
Industrial and miscellaneous	$—	$6	$—	$6

Total bonds	—	6	—	6

Preferred stock
Industrial and miscellaneous	—	8	—	8

Total preferred stock	—	8	—	8

Common stock
Industrial and miscellaneous	1	—	7	8

Total common stock	1	—	7	8

Cash equivalents and short-term investments
Money market mutual funds	174	—	—	174

Total cash equivalents and short-term investments	174	—	—	174

Derivative assets	1	145	—	146
Other long term	—	3	—	3
Separate account assets	25,609	493	—	26,102

Total assets	$25,785	$655	$7	$26,447

Liabilities:
Derivative liabilities	$—	$115	$—	$115

Total liabilities	$—	$115	$—	$115

	2020

	Level 1	Level 2	Level 3	Total

Assets:
Bonds
Industrial and miscellaneous	$—	$4	$—	$4

Total bonds	—	4	—	4

Common stock
Industrial and miscellaneous	3	—	6	9

Total common stock	3	—	6	9

Cash equivalents and short-term investments
Money market mutual funds	522	—	—	522

Total cash equivalents and short-term investments	522	—	—	522

Derivative assets	3	224	—	227
Separate account assets	23,100	502	—	23,602

Total assets	$23,628	$730	$6	$24,364

Liabilities:
Derivative liabilities	$—	$196	$—	$196

Total liabilities	$—	$196	$—	$196

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stocks classified as Level 3 contain shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB. In addition, the Company also holds a position that is internally modelled.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2021 and 2020:

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Common stock	$6	$—	$—	$—	$1
Total	$6	$—	$—	$—	$1

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021
Common stock	$—	$—	$—	$—	$7
Total	$—	$—	$—	$—	$7

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1	$—	$1	$—	$—
Common stock	3	—	—	—	1
Total	$4	$—	$1	$—	$1

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020
Bonds
Other	$—	$—	$—	$—	$—
Common stock	—	2	—	—	6
Total	$—	$2	$—	$—	$6

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

5.	Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2021
Bonds:
United States Government and agencies	$482	$181	$—	$663
State, municipal and other government	113	12	1	124
Hybrid securities	41	3	—	44
Industrial and miscellaneous	4,107	399	29	4,477
Mortgage and other asset-backed securities	1,030	60	6	1,084
Total unaffiliated bonds	5,773	655	36	6,392
Unaffiliated preferred stocks	8	—	—	8
	$5,781	$655	$36	$6,400

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$6	$2	$—	$8

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2020
Bonds:
United States Government and agencies	$512	$220	$—	$732
State, municipal and other government	114	19	—	133
Hybrid securities	92	5	4	93
Industrial and miscellaneous	4,051	586	7	4,630
Mortgage and other asset-backed securities	1,144	85	8	1,221
Total unaffiliated bonds	5,913	915	19	6,809
Unaffiliated preferred stocks	7	—	—	7
	$5,920	$915	$19	$6,816

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$8	$1	$—	$9

The carrying amount and estimated fair value of bonds at December 31, 2021 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2021
December 31:	Carrying Value	Fair Value
Due in one year or less	$182	$185
Due after one year through five years	814	864
Due after five years through ten years	1,050	1,133
Due after ten years	2,697	3,126
	4,743	5,308
Mortgage and other asset-backed securities	1,030	1,084
	$5,773	$6,392

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2021 and 2020 is as follows:

	2021
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
State, municipal and other government	$2	$—	$32	$1
Hybrid securities	—	—	15	—
Industrial and miscellaneous	99	7	744	22
Mortgage and other asset-backed securities	75	2	297	4

Total bonds	$176	$9	$1,088	$27

	2020
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
State, municipal and other government	$—	$—	$3	$—
Hybrid securities	18	4	—	—
Industrial and miscellaneous	48	3	149	4
Mortgage and other asset-backed securities	2	—	178	8

Total bonds	68	7	330	12

Preferred stocks-unaffiliated	—	—	3	—

	$68	$7	$333	$12

During 2021 and 2020, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

The Company did not have loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2021, 2020 and 2019.

The Company did not have loan-backed and structured securities as of December 31, 2021, for which an OTTI was recognized during the current reporting period.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2021 and 2020 is as follows:

	2021		2020
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$2	$6	$1	$9
The aggregate related fair value of securities with unrealized losses	75	302	3	178

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 43 and 18 securities with a carrying amount of $185 and $76, and an unrealized loss of $9 and $7. Of this portfolio, at December 31, 2021 and 2020, 81.6% and 67.7% were investment grade with associated unrealized losses of $7 and $5 respectively.

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 260 and 86 securities with a carrying amount of $1,116 and $345 and an unrealized loss of $27 and $12. Of this portfolio, at December 31, 2021 and 2020, 89.1% and 79.4% were investment grade with associated unrealized losses of $22 and $7, respectively.

At December 31, 2021 and 2020, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2021 and 2020, there were no common stocks that have been in a continuous loss position for less than twelve months.

The Company did not hold any 5GI securities as of December 31, 2021. The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type as of December 31, 2020:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2020
Bond, amortized cost	1	$—	$—
Loan-backed and structured securities, amortized cost	2	4	3

Total	3	$4	$3

During 2021 and 2020, respectively, the Company sold, redeemed or otherwise disposed of 46 and 49 securities as a result of a callable feature which generated investment income of $16 and $6 as a result of a prepayment penalty and/or acceleration fee.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2021	2020	2019

Proceeds	$1,177	$1,102	$1,575

Gross realized gains	$38	$18	$10
Gross realized losses	(12)	(6)	(6)
Net realized capital gains (losses)	$26	$12	$4

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2021, 2020 and 2019 of $2, $27 and $11, respectively.

At December 31, 2021 and 2020, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2021, 2020 and 2019.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2021 and 2020 were as follows:

December 31, 2021
	Farm	Commercial	Total
AAA - AA	$—	$1,031	$1,031
A	14	570	584
BBB	—	15	15
BB	—	6	6
	$14	$1,622	$1,636

December 31, 2020
	Farm	Commercial	Total
AAA - AA	$—	$867	$867
A	10	590	600
BBB	—	75	75
BB	—	6	6
	$10	$1,538	$1,548

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2021, the Company issued mortgage loans with a maximum interest rate of 5.56% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 69%. During 2020, the Company issued mortgage loans with a maximum interest rate of 5.93% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 69%.

During 2021, the Company did not reduce the interest rate on any outstanding mortgage loans. During 2021, the Company issued mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45% for agricultural loans. During 2020, the Company issued no farm mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2021 and 2020:

		Commercial
	Farm	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$14	$1,622	$1,636

Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$14	$555	$569

		Commercial
	Farm	All Other	Total
December 31, 2020
Recorded Investment (All)
Current	$10	$1,538	$1,548

Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$10	$597	$607

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2021 and 2020, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2021, 2020 and 2019. At both December 31, 2021 and 2020, the Company held a mortgage loan loss reserve in the AVR of $16. The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2021	2020		2021	2020

Pacific	28%	26%	Apartment	55%	50%
South Atlantic	20	24	Industrial	20	18
Middle Atlantic	14	14	Retail	14	15
E. North Central	13	12	Office	8	10
Mountain	10	8	Medical	2	2
W. North Central	5	6	Agricultural	1	1
W. South Central	5	5	Other	—	4
E. South Central	4	4
New England	1	1

Other Invested Assets

During 2021, 2020 and 2019, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2021, the Company had ownership interests in five LIHTC investments with a carrying value of $94. The remaining years of unexpired tax credits ranged from three to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to thirteen years. The amount of contingent equity commitments expected to be paid during the year 2022 is $1. Tax credits recognized in 2021 were $18, and other tax benefits recognized in 2021 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2020, the Company had ownership interests in nine LIHTC investments with a carrying value of $161. The remaining years of unexpired tax credits ranged from four to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2022 is $3. Tax credits recognized in 2020 was $22 and other benefits recognized in 2020 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2021 and 2020 was as follows:

	2021	2020
Fair value - positive	$161	$236
Fair value - negative	(164)	(227)

For the years ended December 31, 2021, 2020 and 2019, the Company recorded unrealized gains (losses) of $31, $30 and $23, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2021, 2020 and 2019 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019
Swaps:
Interest rate	$(14)	$(2)	$—
Credit	—	(6)	—
Total return	(77)	(49)	(42)
Total swaps	$(91)	$(57)	$(42)
Futures - net positions	(23)	124	66
Total realized gains (losses)	$(114)	$67	$24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)
	2021	2020	2021	2020
Derivative component of RSATs
Credit default swaps	$7	$4	$(1)	$(1)

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)
	2021	2020	2021	2020
Derivative component of RSATs
Credit default swaps	$7	$6	$(1)	$(1)
Total	$7	$6	$(1)	$(1)

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019
Derivative component of RSATs
Credit default swaps	$—	$(6)	$—
Total	$—	$(6)	$—

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2021 and 2020:

		2021
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$69	3.2
Credit default swaps referencing indices		—	20	39.7

Subtotal		1	89	11.4

BBB	2
Single name credit default swaps (3)		4	241	3.4
Credit default swaps referencing indices		3	181	2.3

Subtotal		7	422	2.9

BB	3
Single name credit default swaps (3)		—	10	4.5

Subtotal		—	10	4.5

B	4
Single name credit default swaps (3)		—	5	2.0

Subtotal		—	5	2.0

Total		$8	$526	4.4

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2020
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$75	1.8
Credit default swaps referencing indices		—	20	40.7

Subtotal		1	95	10.0

BBB	2
Single name credit default swaps (3)		4	205	2.4
Credit default swaps referencing indices		2	166	2.9

Subtotal		6	371	2.6

B	4
Single name credit default swaps (3)		—	5	3.0

Subtotal		—	5	3.0

Total		$7	$471	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2021, the maximum amounts of potential future recoveries available to offset the $526 from the table above was $0. At December 31, 2020, the maximum amounts of potential future recoveries available to offset the $471 from the table above was $0.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2021	2020	2021	2020
Derivative assets:
Credit default swaps	$456	$351	$7	$6
Currency swaps	128	20	6	2
Equity futures	—	—	—	1
Equity swaps	71	8	1	1
Interest rate futures	—	—	1	2
Interest rate swaps	2,266	2,105	144	223
Derivative liabilities:
Credit default swaps	103	120	(1)	(1)
Currency swaps	163	81	1	4
Equity swaps	297	376	13	15
Interest rate swaps	2,345	1,854	149	207

*Futures are presented in contract format. Swaps are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2021
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$396	$—	$—	$—	$396
Subject to dollar repurchase agreements	21	—	—	—	21
FHLB capital stock	3	—	—	—	3
On deposit with states	3	—	—	—	3
Pledged as collateral not captured in other categories	95	—	—	—	95
Total restricted assets	$518	$—	$—	$—	$518

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$398	$(2)	$—	$396	1.11%	1.11%
Subject to dollar repurchase agreements	146	(125)	—	21	0.06%	0.06%
FHLB capital stock	3	—	—	3	0.01%	0.01%
On deposit with states	3	—	—	3	0.01%	0.01%
Pledged as collateral not captured in other categories	61	34	—	95	0.26%	0.27%
Total restricted assets	$611	$(93)	$—	$518	1.45%	1.46%

The following tables show the pledged or restricted assets in other categories as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2021

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$95	$—	$—	$—	$95
Total	$95	$—	$—	$—	$95

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Description of Assets	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$61	$34	$—	$95	0.26%	0.27%
Total	$61	$34	$—	$95	0.26%	0.27%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2021 and 2020:

2021

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$58	$58	0.65%	0.65%
Securities lending collateral assets	396	396	4.43	4.46
Other	2	2	0.02	0.03

Total collateral assets	$456	$456	5.10%	5.14%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$456	5.85%

2020

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$177	$177	1.88%	1.89%
Securities lending collateral assets	398	398	4.23	4.25
Other	12	12	0.13	0.13

Total collateral assets	$587	$587	6.24%	6.27%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$587	7.09%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2021	2020	2019

Income:
Bonds	$249	$252	$259
Common stocks	1	—	—
Mortgage loans on real estate	87	67	67
Policy loans	8	8	8
Cash, cash equivalents and short-term investments	—	2	7
Derivatives	16	15	23
Other invested assets	(5)	(15)	(5)

Gross investment income	356	329	359
Less: investment expenses	20	21	20

Net investment income before amortization of IMR	336	308	339
Amortization of IMR	6	3	5

Net investment income	$342	$311	$344

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2021	2020	2019

Bonds	$25	$(15)	$(7)
Common stocks	3	(1)	—
Derivatives	(114)	67	24
Other invested assets	(1)	12	5

Change in realized capital gains (losses), before taxes	(87)	63	22
Federal income tax effect	(12)	1	(2)
Transfer from (to) interest maintenance reserve	(16)	(8)	(3)

Net realized capital gains (losses) on investments	$(115)	$56	$17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2021	2020	2019

Bonds	$2	$6	$6
Preferred stocks	1	—	—
Common stocks	—	1	—
Derivatives	(2)	(1)	(30)
Other invested assets	15	(14)	6

Change in unrealized capital gains (losses), before taxes	16	(8)	(18)
Taxes on unrealized capital gains (losses)	(4)	1	(1)

Change in unrealized capital gains (losses), net of tax	$12	$(7)	$(19)

6.	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2021 and 2020 were as follows:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary renewal business	$3	$3	$5	$4

	$3	$3	$5	$4

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2021 and 2020 were as follows:

	Year Ended December 31
	2021	2020

Life insurance reserves	$1,489	$1,402
Annuity reserves and supplementary contracts with life contingencies	4,948	5,336
Accident and health reserves (including long term care)	316	302

Total policy reserves	$6,753	$7,040

Deposit-type contracts	34	31
Policy claims	44	43

Total policy reserves, deposit-type contracts and claim liabilities	$6,831	$7,114

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2021 and 2020, the Company had insurance in force aggregating $6,920 and $6,638, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $807 and $984 to cover these deficiencies as of December 31, 2021 and 2020, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2021 and 2020, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$59	$31	$28
2020 and prior	31	6	30	7

	31	$65	$61	35

Active life reserve	$290			$301

Total accident and health reserves	$321			$336

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$—	$60	$34	$26
2019 and prior	20	2	17	5

	20	$62	$51	31

Active life reserve	$255			$290

Total accident and health reserves	$275			$321

The Company’s unpaid claims reserve was $6 and $2 for the years ended December 31, 2021 and 2020, respectively, for health claims that were incurred prior to those Balance Sheet dates. The change in 2021 and 2020 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2021
2020	$—	$1	$1	$—
2019 and prior	—	—	—	—

	$—	$1	$1	$—

Year ended December 31, 2020
2019	$—	$1	$1	$—
2018 and prior	—	—	—	—

	$—	$1	$1	$—

The Company did not increase or decrease the provision for insured events of prior years.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2021
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$21	$—	$21	—%
At book value less surrender charge of 5% or more	35	—	—	35	1
At fair value	—	—	5,265	5,265	84

Total with adjustment or at fair value	35	21	5,265	5,321	85
At book value without adjustment
(minimal or no charge or adjustment)	682	—	—	682	11
Not subject to discretionary withdrawal provision	241	—	11	252	4

Total individual annuity reserves	958	21	5,276	6,255	100%

Less reinsurance ceded	136	—	—	136

Net individual annuities reserves	$822	$21	$5,276	$6,119

	December 31
	2021
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$784	$28	$—	$812	3%
At book value less surrender charge of 5% or more	606	—	—	606	3
At fair value	—	395	19,350	19,745	79

Total with adjustment or at fair value	1,390	423	19,350	21,163	85
At book value without adjustment
(minimal or no charge or adjustment)	2,224	61	—	2,285	9
Not subject to discretionary withdrawal provision	495	—	1,061	1,556	6

Total group annuities reserves	4,109	484	20,411	25,004	100%

Net group annuities reserves	$4,109	$484	$20,411	$25,004

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment
(minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	50	—	2	52	98

Total deposit-type contracts	51	—	2	53	100%

Less reinsurance ceded	17	—	—	17

Net deposit-type contracts	$34	$—	$2	$36

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,878
Exhibit 5, Supp contracts with life contingencies section, total (net)	53
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	34

Subtotal	4,965
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	26,180
Exhibit 3, Supp contracts with life contingencies section, total	12
Other contract deposit funds	2

Subtotal	26,194

Combined total	$31,159

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$22	$—	$22	—%
At book value less surrender charge of 5% or more	27	—	—	27	1
At fair value	—	—	5,130	5,130	85

Total with adjustment or at fair value	27	22	5,130	5,179	86
At book value without adjustment
(minimal or no charge or adjustment)	734	—	—	734	12
Not subject to discretionary withdrawal provision	130	—	8	138	2

Total individual annuity reserves	891	22	5,138	6,051	100%

Net individual annuity reserves	$891	$22	$5,138	$6,051

	December 31
	2020
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$844	$28	$—	$872	4%
At book value less surrender charge of 5% or more	669	—	—	669	3
At fair value	—	406	16,895	17,301	75

Total with adjustment or at fair value	1,513	434	16,895	18,842	82
At book value without adjustment
(minimal or no charge or adjustment)	2,390	65	—	2,455	11
Not subject to discretionary withdrawal provision	505	—	1,165	1,670	7

Total group annuity reserves	4,408	499	18,060	22,967	100%

Net group annuity reserves	$4,408	$499	$18,060	$22,967

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2020
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Not subject to discretionary withdrawal provision	$28	$—	$—	$28	100%

Total deposit-type contracts	28	—	—	28	100%

Net deposit-type contracts	$28	$—	$—	$28

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$ 5,248
Exhibit 5, Supp contracts with life contingencies section, total (net)	47
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31

Subtotal	5,326
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	23,711
Exhibit 3, Supp contracts with life contingencies section, total	9

Subtotal	23,720

Combined total	$ 29,046

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2021
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$1	$1	$2
Universal life	653	551	677
Universal life with secondary guarantees	20	25	101
Indexed universal life with secondary guarantees	406	319	393
Other permanent cash value life insurance	65	65	82
Variable universal life	24	23	59
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	278
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	92

Total (gross)	1,169	984	1,689
Reinsurance ceded	168	168	200

Total (net)	$1,001	$816	$1,489

As of December 31, 2021, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2021
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$169	$168	$333

Total (net)	$169	$168	$333

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,392
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	92

Subtotal	1,489
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	333

Subtotal	333

Combined total	$1,822

	December 31 2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$1	$1	$2
Universal life	615	516	642
Universal life with secondary guarantees	40	44	116
Indexed universal life with secondary guarantees	333	249	317
Other permanent cash value life insurance	65	65	82
Variable universal life	22	22	60
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	267
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	112

Total (gross)	1,076	897	1,603
Reinsurance ceded	165	165	201

Total (net)	$911	$732	$1,402

As of December 31, 2020, the Company did not hold any life reserves for separate accounts with guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2020
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$150	$149	$304

Total (net)	$150	$149	$304

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,285
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	112

Subtotal	1,402
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	304

Subtotal	304

Combined total	$1,706

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2021, 2020 and 2019 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$96	$4,289	$4,385

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$26,023	$26,023
Amortized cost	505	—	505

Total as of December 31, 2021	$505	$26,023	$26,528

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$49	$—	$49
At fair value	395	24,949	25,344
At book value without fair value adjustment and with current surrender charge of less than 5%	61	—	61

Subtotal	505	24,949	25,454
Not subject to discretionary withdrawal	—	1,074	1,074

Total separate account reserve liabilities at December 31, 2021	$505	$26,023	$26,528

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$498	$3,599	$4,097

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$23,504	$23,504
Amortized cost	521	—	521

Total as of December 31, 2020	$521	$23,504	$24,025

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$50	$—	$50
At fair value	406	22,331	22,737
At book value without fair value adjustment and with current surrender charge of less than 5%	65	—	65

Subtotal	521	22,331	22,852
Not subject to discretionary withdrawal	—	1,173	1,173

Total separate account reserve liabilities at December 31, 2020	$521	$23,504	$24,025

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$420	$3,965	$4,385

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$—	$21,768	$21,768
Amortized cost	1,561	—	1,561

Total as of December 31, 2019	$1,561	$21,768	$23,329

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$50	$—	$50
At fair value	346	20,646	20,992
At book value without fair value adjustment and with current surrender charge of less than 5%	67	—	67

Subtotal	463	20,646	21,109
Not subject to discretionary withdrawal	1,098	1,122	2,220

Total separate account reserve liabilities at December 31, 2019	$1,561	$21,768	$23,329

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2021	2020	2019

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$4,389	$4,122	$4,585
Transfers from separate accounts	(4,779)	(6,446)	(5,790)

Net transfers from separate accounts	(390)	(2,324)	(1,205)
Miscellaneous reconciling adjustments	3	1	4

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(387)	$(2,323)	$(1,201)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account assets legally insulated from general account claims at December 31, 2021 and 2020 are attributed to the following products:

	2021	2020

Variable life	$168	$157
Variable universal life	169	150
Variable annuities	5,645	5,507
Group annuities	17,953	15,454
Registered market value separate accounts	817	808
Non-registered market value separate accounts	77	75
Par annuities	1,269	1,450
Registered market value annuity product - SPL	3	3
Book value separate accounts	540	527

Total separate account assets	$26,641	$24,131

At December 31, 2021 and 2020, the Company held separate account assets not legally insulated from the general account in the amount of $22 and $22, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $53, $52, $51, $51 and $48, to the general account in 2021, 2020, 2019, 2018 and 2017, respectively. During the year ended December 31, 2021, the general account of the Company had paid an insignificant amount toward separate account guarantees and during the years 2020 through 2017, the general account of the Company had paid $1 toward separate account guarantees.

At December 31, 2021 and 2020, the Company reported guaranteed separate account assets at amortized cost in the amount of $540 and $527, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $542 and $542 at December 31, 2021 and 2020, respectively, which would have resulted in an unrealized gain/(loss) of $2 and $15, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2021	2020	2019

Direct premiums	$5,234	$5,257	$5,333
Reinsurance assumed - non affiliates	286	307	362
Reinsurance assumed - affiliates	—	—	—
Reinsurance ceded - non affiliates	(180)	(203)	(243)
Reinsurance ceded - affiliates	(118)	(126)	(146)

Net premiums earned	$5,222	$5,235	$5,306

The Company received reinsurance recoveries in the amount of $343, $341 and $418, during 2021, 2020 and 2019, respectively. At December 31, 2021 and 2020, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $144 and $134. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2021 and 2020 of $2,512 and $2,995, respectively, of which $1,261 and $1,688 were ceded to affiliates.

Effective December 1, 2021, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $282. Consideration of $17 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

During 2021 and 2020, there were no amounts of amortization of deferred gains associated with previously transacted reinsurance agreements released into income as deferred gains were fully amortized as of December 31, 2019. During 2019, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $347 ($225 after tax).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

9.   Income Taxes

The net deferred income tax asset at December 31, 2021 and 2020 and the change from the prior year are comprised of the following components:

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$111	$10	$121
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	111	10	121
Deferred Tax Assets Nonadmitted	46	—	46

Subtotal (Net Deferred Tax Assets)	65	10	75
Deferred Tax Liabilities	31	17	48

Net Admitted Deferred Tax Assets (Liabilities)	$34	$(7)	$27

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$119	$12	$131
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	119	12	131
Deferred Tax Assets Nonadmitted	36	—	36

Subtotal (Net Deferred Tax Assets)	83	12	95
Deferred Tax Liabilities	44	17	61

Net Admitted Deferred Tax Assets (Liabilities)	$39	$(5)	$34

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(8)	$(2)	$(10)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(8)	(2)	(10)
Deferred Tax Assets Nonadmitted	10	—	10

Subtotal (Net Deferred Tax Assets)	(18)	(2)	(20)
Deferred Tax Liabilities	(13)	—	(13)

Net Admitted Deferred Tax Assets (Liabilities)	$(5)	$(2)	$(7)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2021	2020	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$80	$90	$(10)
Investments	1	1	—
Deferred acquisition costs	26	24	2
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	2	1	1
Other (including items <5% of total ordinary tax assets)	1	2	(1)

Subtotal	111	119	(8)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	46	36	10

Admitted ordinary deferred tax assets	65	83	(18)

Capital
Investments	10	12	(2)

Admitted deferred tax assets	$75	$95	$(20)

	Year Ended December 31
	2021	2020	Change

Deferred Tax Liabilities:
Ordinary
Policyholder reserves	$28	$40	$(12)
Capitalized ceding commissions	2	3	(1)
Other	1	1	—

Subtotal	31	44	(13)
Capital
Investments	17	17	—

Deferred tax liabilities	48	61	(13)

Net admitted deferred tax assets (liabilities)	$27	$34	$(7)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting ($18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As discussed in Note 2, for the years ended December 31, 2021 and 2020, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	24	—	24
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	24	—	24
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	159
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	41	7	48

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$65	$10	$75

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2020
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	29	2	31
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	29	2	31
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	157
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	54	7	61

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$83	$12	$95

			Change
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(5)	(2)	(7)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(5)	(2)	(7)
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	2
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(13)	—	(13)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(18)	$(2)	$(20)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021	2020	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1221%	1097%	124%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$1,062	$1,044	$18

The impact of tax planning strategies at December 31, 2021 and 2020 was as follows:

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	4%	0%	4%

	December 31, 2020
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$17	$20	$(3)

Subtotal	17	20	(3)
Federal income tax on net capital gains	12	(1)	13

Federal and foreign income taxes incurred	$29	$19	$10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$20	$21	$(1)

Subtotal	20	21	(1)
Federal income tax on net capital gains	(1)	2	(3)

Federal and foreign income taxes incurred	$19	$23	$(4)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2021	2020	2019

Current income taxes incurred	$29	$19	$23

Change in deferred income taxes	(7)	4	(19)
(without tax on unrealized gains and losses)

Total income tax reported	$22	$23	$4

Income before taxes	$234	$105	$384
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$49	$22	$81

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$1	$(2)	$(1)
Dividends received deduction	(4)	(4)	(3)
Nondeductible expenses	—	1	1
Pre-tax items reported net of tax	(2)	(1)	(49)
Tax credits	(19)	(23)	(28)
Prior period tax return adjustment	—	—	8
Deferred tax change on other items in surplus	(2)	30	(5)
Other	(1)	—	—

Total income tax reported	$22	$23	$4

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A.

The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2021.

Incurred income taxes available for recoupment in the event of future losses:

Total
2019	$3
2020	—
2021	12

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2020	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2020	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2021	$2

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2016 amended tax returns. Federal income tax returns filed in 2018 through 2020 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense/(benefit) related to income taxes:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2019	$—	$—	$—
Interest expense (benefit)	(1)	—	(1)

Balance at December 31, 2019	$(1)	$—	$(1)
Interest expense (benefit)	(1)	—	(1)

Balance at December 31, 2020	$(2)	$—	$(2)
Cash received (paid)	2	—	2

Balance at December 31, 2021	$—	$—	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.	Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value of which 15,067 shares were issued and outstanding at December 31, 2021 and 2020.

On June 30, 2020, the Company paid $96 to Transamerica Life Insurance Company (TLIC) as consideration for the Company’s repurchase of its remaining 1,254 common stock shares held by TLIC.

On December 20, 2019, the Company repurchased 821 shares of ordinary common stock at par plus additional contributed capital for a total of $100 paid to its shareholder, TLIC. These shares were subsequently cancelled.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2022, without the prior approval of insurance regulatory authorities, is $304.

On September 30, 2021, the Company paid an extraordinary dividend of $100 to TA Corp.

On March 25, 2021, the Company paid an ordinary common stock dividend of $100 to TA Corp.

On December 21, 2020, the Company paid an ordinary common stock dividend of $75 to Transamerica Corp. On June 21, 2019, the Company paid its shareholders TLIC and TA Corp, ordinary common stock dividends of $9 and $66, respectively.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2021 and 2020, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $15 and $13, as of December 31, 2021 and 2020, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

11.	Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2021 and 2020, respectively, securities with a fair value of $379 and $382 were on loan under securities lending agreements. At December 31, 2021 and 2020, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $396 and $398 at December 31, 2021 and 2020, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2021	2020

Open	$396	$398
Securities received	—	—

Total collateral received	$396	$398

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2021		2020

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$30	$30	$80	$80
30 days or less	136	136	115	115
31 to 60 days	59	59	62	62
61 to 90 days	70	70	24	24
91 to 120 days	17	17	76	76
121 to 180 days	49	49	26	26
181 to 365 days	17	17	—	—
1 to 2 years	7	7	—	—
2 to 3 years	11	11	15	15

Total	396	396	398	398
Securities received	—	—	—	—

Total collateral reinvested	$396	$396	$398	$398

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Collateral for securities lending transactions that extend beyond one year from the report date are as follows:

Description of collateral	2021	2020

ABS AUTOS	$18	$15

Total collateral extending beyond one year of the reporting date	$18	$15

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $396 (fair value of $396) that are currently tradable securities that could be sold and used to pay for the $396 in collateral calls that could come due under a worst-case scenario.

12.	Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense allocated to the Company for the years ended December 31, 2021, 2020 and 2019 was insignificant.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $2, for the years ended December 31, 2021, 2020 and 2019.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2021, 2020 and 2019 was insignificant.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2021, 2020 and 2019 was insignificant.

13.	Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, TLIC, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $80, $47 and $41 during 2021, 2020 and 2019, respectively. The amount paid as a result of being a party to these agreements was $45, $50 and $52 during 2021, 2020 and 2019, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $5, $6 and $5 for these services during 2021, 2020 and 2019, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $10 and $10 for these services during 2021, 2020 and 2019, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $10, $9 and $9 for these services during 2021, 2020 and 2019, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $1, $3 and $4 for the years ended December 31, 2021, 2020 and 2019, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2021, 2020 and 2019, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2021 and 2020, respectively, the Company reported a net amount of $63 and $37 receivable from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

In accordance with SSAP No. 25, Affiliates and Other Related Parties, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2021 and 2020, the Company had no short-term intercompany notes receivable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$1
Real Estate Alternatives Portfolio 4 HR, LLC	3
Aegon Workforce Housing Fund 2, L.P.	39
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	9
Natural Resources Alternatives Portfolio II, LLC	2
Natural Resources Alternatives Portfolio 3, LLC	19
Zero Beta Fund, LLC	7
TA-APOP II, LLC	36

$118

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheet value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2021 and 2020:

December 31, 2021
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—

Aggregate Total	XXX	$—	$—	$—

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$1	$1	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$1	$1	$—

SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1	$1	$—

Aggregate Total	XXX	$1	$1	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iv) Entities
None	—	—	$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—

Aggregate Total	—	—	$—	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	S2	12/18/2020	$2	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$2	—	—	—

SSAP No. 97 8b(iv) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$2	—	—	—

Aggregate Total	—	—	$2	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14.	Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the years ended December 31, 2021, 2020 and 2019, respectively, is:

					Total Direct Premiums Written / Produced By
Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	December 31,
					2021	2020	2019

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$—	$22	$52

Total					$—	$22	$52

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

There were no premiums written in 2021 as the contract with Vanguard was terminated in December of 2020. During 2020, the premiums written declined due to the underlying business being closed to new sales in December 2019.

15.	Commitments and Contingencies

At December 31, 2021 and 2020, the Company has mortgage loan commitments of $35 and $10, respectively.

The Company has contingent commitments of $28 and $37, as of December 31, 2021 and 2020, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1 and $3, respectively.

Private placement commitments outstanding as of December 31, 2021 and 2020 were $39 and $2, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2021 and 2020, respectively, was $7 and $19.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2021 and 2020, respectively, was $40 and $43.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, securities in the amount of $8 and $7, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2021 and 2020, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2021	2020

Membership Stock:
Class B	$3	$3

Total	$3	$3

At December 31, 2021 and 2020, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve and an offsetting premium tax benefit at December 31, 2021 and 2020 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. These amounts were not material to the Company’s financial position. The guaranty fund (benefit) expense was insignificant for the years ended December 31, 2021, 2020 and 2019.

16.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage backed securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2021 and 2020, the Company had dollar repurchase agreements outstanding in the amount of $21 and $146, respectively, which is included in borrowed money on the Balance Sheets. Those amounts included an insignificant amount of accrued interest at both December 31, 2021 and 2020. At December 31, 2021, a security with a book value of $21 and a fair value of $20 was subject to dollar repurchase agreements. This security has a maturity date of August 1, 2051. At December 31, 2020, securities with a book value of $146 and a fair value of $147 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2021	2020

Open	$20	$146
Securities received	—	—

Total collateral received	$20	$146

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2021 and 2020, there were no securities sold and reacquired within 30 days of the sale date.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17.	Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2021 through April 14, 2022.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified Type II subsequent events for the year ended December 31, 2021. On March 29, 2022, the Company paid a common stock dividend of $150 to TA Corp.

On February 24, 2022, Russia invaded Ukraine, which caused a humanitarian crisis and is also impacting global financial markets and causing economic turbulence. At the date of this report the depth and length of this invasion is unknown, and the situation is changing rapidly from day to day. While the Company has no direct investment exposure to Ukraine or Russia, the indirect impacts to global markets need to be closely monitored. The Company is closely monitoring the financial markets and economic turbulence that has arisen as a consequence of the situation and the related international sanctions, and its potential impact on the Company. The most significant risks the Company faces are related to financial markets, particularly from volatility in credit, equity, and interest rates. The Company is actively managing its risks and capital position to maintain a robust balance sheet, as the Company navigates through the uncertainty created by the current geopolitical situation. While it is too early to provide long-term impacts, if any, management has determined that the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2021

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$459	$664	$482
States, municipalities and political subdivisions	39	44	39
Foreign governments	102	108	102
Hybrid securities	48	52	48
All other corporate bonds	5,105	5,524	5,102
Preferred stocks	7	8	8

Total fixed maturities	5,760	6,400	5,781

Equity securities
Common stocks:
Industrial, miscellaneous and all other	6	8	8

Total equity securities	6	8	8

Mortgage loans on real estate	1,636		1,636
Policy loans	136		136
Other long-term investments	76		76
Receivable for derivative cash collateral posted to counterparty	7		7
Securities lending	396		396
Cash, cash equivalents and short-term investments	343		343

Total investments	$8,360		$8,383

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $6 are held at fair value rather than amortized cost. Preferred stocks of $8 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2021
Individual life	$1,404	$—	$23	$172	$72	$194	$48
Individual health	159	4	15	68	9	56	22
Group life and health	236	2	6	49	9	36	14
Annuity	4,948	—	—	4,933	252	5,412	(247)

	$6,747	$6	$44	$5,222	$342	$5,698	$(163)

Year ended December 31, 2020
Individual life	$1,362	$—	$23	$170	$59	$222	$48
Individual health	145	4	13	71	6	68	33
Group life and health	231	2	7	57	11	41	22
Annuity	5,296	—	—	4,937	235	7,527	(2,189)

	$7,034	$6	$43	$5,235	$311	$7,858	$(2,086)

Year ended December 31, 2019
Individual life	$1,246	$—	$14	$171	$62	$71	$66
Individual health	114	4	7	41	5	12	19
Group life and health	216	2	8	67	11	34	24
Annuity	4,911	—	—	5,027	266	6,650	(1,054)

	$6,487	$6	$29	$5,306	$344	$6,767	$(945)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2021
Life insurance in force	$25,773	$87,333	$85,219	$23,659	360%

Premiums:
Individual life	$190	$298	$280	$172	163%
Individual health	68	—	—	68	0%
Group life and health	48	—	1	49	2%
Annuity	4,928	—	5	4,933	0%

	$5,234	$298	$286	$5,222	5%

Year ended December 31, 2020
Life insurance in force	$25,806	$109,634	$107,398	$23,570	456%

Premiums:
Individual life	$188	$319	$301	$170	177%
Individual health	71	—	—	71	0%
Group life and health	66	10	1	57	2%
Annuity	4,932	—	5	4,937	0%

	$5,257	$329	$307	$5,235	6%

Year ended December 31, 2019
Life insurance in force	$26,128	$119,675	$117,274	$23,727	494%

Premiums:
Individual life	$189	$374	$356	$171	208%
Individual health	41	—	—	41	0%
Group life and health	81	15	1	67	1%
Annuity	5,022	—	5	5,027	0%

	$5,333	$389	$362	$5,306	7%

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit No:		Description

(a)		Board of Directors Resolution
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(b)		Custodian Agreements. Not applicable

(c)		Underwriting Contracts
(c)	(i)	Underwriting Agreement with Transamerica Capital, Inc. (i)

(d)		Contracts
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(e)		Applications
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(f)		Depositor’s Certificate of Incorporation and By-laws
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(g)		Reinsurance Contracts. Not applicable

(h)		Participation Agreements
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(i)		Administrative Contracts.
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(j)		Other Material Contracts. Not applicable.

(k)		Legal Opinion
	(i)	Opinion and Consent of Counsel. Filed herewith.

(l)		Other Opinions
	(i)	Consent of Independent Registered Public Accounting Firm. Filed herewith.

(m)		Omitted Financial Statements. Not applicable

(n)		Initial Capital Agreements. Not applicable

(o)		Form of Initial Summary Prospectuses. Not applicable

(p)		Powers of Attorney. Filed Herewith

Note
	(1)	Incorporated herein by reference to the Post-Effective Amendment No. 30 to Form N-4 (File No. 33-73734) filed on February 28, 2008.

Item 28.	Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	President

Fred Gingerich 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499	Director, Chairman of the Board, Controller, Vice President and Assistant Treasurer

Matthew McCorry 100 Light Street Baltimore, MD 21202	Director and Chief Operating Officer, Individual Solutions Division

Karyn Polak 100 Light Street Baltimore, MD 21202	Director, General Counsel, Secretary and Senior Vice President

Christopher Ashe 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer

Zachary Harris 6400 C Street SW Cedar Rapids, IA 52499	Director

Wendy E. Cooper 245 East 93 Street New York, NY 10128	Director

Anne C. Kronenberg 187 Guard Hill Road Bedford Corner, NY 10549	Director

June Yuson 245 East 93rd Street New York, NY 10128	Director

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2021, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Managing Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON AM Private Equity Partners I, LLC	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 63, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 64, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 65, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 66, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 67, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company owns 73.548%; Commonwealth General Corporation owns 26.452%	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 50, LLC	Delaware	Members: Members: Managing Member - Aegon Community Investments 50, LLC (0%); Aegon LIHTC Fund 63, LLC (51.0049%); non- affiliate of AEGON, Citibank, N.A. (48.9951%)	Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Non-Member Manager Aegon Community Investments 54, LLC (0%); Members: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (24%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Non-Member Manager Aegon Community Investments 60, LLC (0%); Member: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Non-Member Manager Aegon Community Investments 61, LLC (0%); Members: non-affiliate of Aegon, HSBC Bank, N.A. (100%)\	Investments
Aegon LIHTC Fund 62, LLC	Delaware

Non-Member Manager: Aegon Community Investments 62, LLC (.01%); non-affiliates of AEGON, Ally Bank (10.11%); Allstate (20.48%); Bank of the West (6.57%); Farm Bureau Property & Casualty (6.74%); Minnesota Life Insurance Company (6.74%); Santander Bank, N.A. (5.39%); State Street Bank and Trust Company (34.22%); U.S. Bancorp Community Development Corporation (6.57%); Zions Bancorporation, N.A. (3.17%)

Investments
Aegon LIHTC Fund 63, LLC	Delaware	Non-Member Manager: Aegon Community Investments 63, LLC (0%); non-affiliate of AEGON, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Sole Member: Aegon Community Investments 64, LLC	Investments
Aegon LIHTC Fund 65, LLC	Delaware

Non-Member Manager: Aegon Community Investments 62, LLC (.01%); non-affiliates of AEGON, Ally Bank (10.11%); Allstate (20.48%); Bank of the West (6.57%); Farm Bureau Property & Casualty (6.74%); Minnesota Life Insurance Company (6.74%); Santander Bank, N.A. (5.39%); State Street Bank and Trust Company (34.22%); U.S. Bancorp Community Development Corporation (6.57%); Zions Bancorporation, N.A. (3.17%)

Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 66, LLC	Delaware	Members: Aegon Community Investments 66, LLC (.01%); non- affiliates of AEGON, Bank of the West (49.995%) and Cedar Rapids Bank & Trust (49.995%)	Investments
Aegon LIHTC Fund 67, LLC	Delaware	Member Manager: Aegon Community Investments 67, LLC	Investments
Aegon Loan Opportunitities Partners, LLC	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
Aegon Loan Opportunitities Fund I, LP	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Sole Member: Tramsamerica Life Insurance Company	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (20%); Transamerica Financial Life Insurance Company (5%); non-affiliate of AEGON: Landmark Real Estate Partners VIII, L.P. (72.1591%).	Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Private Opportunities Partners I, LLC	Delaware	Sole member: Transamerica Life Insurance Company	Investments (private equity)
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Workforce Housing Fund 2 Holding Company B, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware	General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (80%) and Transamerica Financial Life Insurance Company (20%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3,LP	Delaware	General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (90%) and Transamerica Financial Life Insurance Company (10%)	Investments
Aegon Workforce Housing JV 4A, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (44.5%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (27.75%), Landmark Real Estate Partners VIII, L.P. (26.6988578%), NCL Investments II, L.P. (1.05111422%)

Investments
Aegon Workforce Housing JV 4B, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (25%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (37.5%), Landmark Real Estate Partners VIII, L.P. (36.0795375%), NCL Investments II, L.P. (1.4204625%)

Investments
Aegon Workforce Housing JV 4C, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (10%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (45%), Landmark Real Estate Partners VIII, L.P. (43.295445%), NCL Investments II, L.P. (1.704555%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware

Members: Transamerica Life Insurance Company (20.08%); Transamerica Financial Life Insurance Company (4.170%); non-affiliates of AEGON: Lake Tahoe IV, L.P. (23.860%); Townsend RE Global Special Solutions, L.P. (10.230%); Townsend Real Estate Alpha Fund III, L.P. (40.910%). Member Manager: AWHSA Manager 1, LLC.

Multifamily private equity structure with third- party Investor

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHJV4 Manager, LLC	Delaware	Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third- party Investor
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FSBA AAM Strategic Fund I, LP	Delaware	Sole Member: Aegon AM Private Equity Parnters I, LLC	Investments
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Managing Member, Garnet Community Investments XII (.01%), Garnet LIHTC Fund XII-A, LLC (79.9%); Garnet LIHTC Fund XII-B (13.30%), Garnet LIHTC Fund XII-C (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%).	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Managing Member, Garnet Community Investments .01%; Garnet LIHTC Fund XIII-A (68.10%); Garnet LIHTC Fund XIII-B (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (99.99%); Transamerica Life insurance Company (.01%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance

Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non- AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Life Insurance Company (14%) Investor Member; non- affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California	Partners: Garnet Community Investments, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Affordable housing
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (96%)~~;~~ Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Life Insurance Company (95%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (90%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Member: Transamerica Life Insurance Company. Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (90.6%).	Real estate alternatives investment

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TA Private Equity Assets, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments (private equity)
TA-APOP I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Private equity vehicle
TA-APOP II, LLC	Delaware	Members: Transamerica Life Insurance Company (56%); Transamerica Financial Life Insurance Company (44%)	Private equity vehicle
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Corporation	Delaware	100% AEGON International B.V.	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Ventures Fund II, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
ULI Funding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding Company
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, LLC	Iowa	Sole Member: AUSA Holding, LLC	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (69.15%); Transamerica Financial Life Insurance Company (16.58%); Transamerica Pacific Insurance Company, Ltd. (14.27%). Manager: AEGON USA

Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 30.  Indemnification

Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A, Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II, Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Mark Halloran	(3)	Director, Chairman of the Board, Chief Executive Officer and President

Doug Hellerman	(3)	Director, Chief Compliance Officer and Vice President

Timothy Ackerman	(3)	Director and Vice President

Jennifer Pearce	(3)	Director and Vice President

Gregory E. Miller-Breetz	(1)	Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	6400 C Street S.W., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation

Transamerica Capital, Inc.	$0	0	0	0

(1) Fiscal Year 2020

Item 32.     Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by (a) Transamerica Financial Life Insurance Company, in whole or in part, at its principal offices at 440 Mamaroneck Avenue, Harrison, NY 10528, (b) by State Street Bank & Trust Company, in whole or in part, at its principal offices at 200 Clarendon Street, Boston, MA 02116, and (c) by Transamerica Asset Management, Inc., in whole or in part, at its principal offices at 1801 California Street, Suite 5200, Denver, CO 80202

Item 33.                         Management Services

Not Applicable

Item 34.                         Fee Representation

The Depositor hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-4 to be signed on its behalf, by the undersigned thereunto duly authorized, in the city of Denver and the State of Colorado, on April 29, 2022

TRANSAMERICA VARIABLE FUNDS
(Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Depositor)

By:
Jamie Ohl*
Director and President

Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2022.

Signatures	Title

*Jamie Ohl	Director and President

* Fred Gingerich	Director, Vice President, Controller and Assistant Treasurer

* Matthew McCorry	Director and Chief Operating Officer, Individual Solutions Division

* Karyn Polak	Director, General Counsel, Secretary and Senior Vice President

* C. Michiel van Katwijk	Chief Financial Officer, Executive Vice President and Treasurer

* Zachary Harris	Director

* Wendy E. Cooper	Director

* Anne C. Kronenberg	Director

* June Yuson	Director

/s/Brian Stallworth Brian Stallworth	Assistant Secretary

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.